Exhibit 99.2

Genworth Financial

SECOND QUARTER FINANCIAL SUPPLEMENT

JUNE 30, 2010

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Note:

Unless otherwise noted, references in this financial supplement to net income (loss), net income (loss) per share, net operating income (loss), net operating income (loss) per share, book value and book value per common share should be read as net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Dear Investor,

In the U.S. Mortgage Insurance segment, the company provided additional data related to total reserves by geography and book year. This information can be found on page 49 and page 51.

Once again, thank you for your continued interest in Genworth Financial.

Please feel free to call with any questions or comments.

Regards,

Alicia Charity

Senior Vice President

Investor Relations

804 662.2248

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” The chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). The company defines net operating income (loss) as income (loss) from continuing operations excluding net income attributable to noncontrolling interests, after-tax net investment gains (losses) and other adjustments and infrequent or unusual non-operating items. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A significant component of net investment gains (losses) is the result of impairments, size and the timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) are often subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Infrequent or unusual non-operating items are also excluded from net operating income (loss) if, in the company’s opinion, they are not indicative of overall trends. While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with GAAP, the company believes that net operating income (loss), and measures that are derived from or incorporate net operating income (loss), are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. However, net operating income (loss) is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders determined in accordance with GAAP. In addition, the company’s definition of net operating income (loss) may differ from the definitions used by other companies. There were no infrequent or unusual non-operating items excluded from net operating income (loss) available to Genworth Financial, Inc.’s common stockholders during the periods other than a $106 million tax benefit related to separation from the company’s former parent recorded in the first quarter of 2010. The table on page 8 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company’s segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.’s common stockholders for the three and six months ended June 30, 2010 and 2009. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 66 through 69 of this financial supplement.

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales,” “assets under management” and “insurance in-force” or “risk in-force” which are commonly used in the insurance and investment industries as measures of operating performance.

Management regularly monitors and reports the sales metric as a measure of volume of new and renewal business generated in a period. “Sales” refer to: (1) annualized first-year premiums for term life, long-term care and Medicare supplement insurance; (2) new and additional premiums/deposits for universal life insurance, linked-benefits, spread-based and variable products; (3) gross and net flows, which represent gross flows less redemptions, for the wealth management business; (4) written premiums and deposits, gross of ceded reinsurance and cancellations, and premium equivalents, where the company earns a fee for administrative services only business, for lifestyle protection insurance; (5) new insurance written for mortgage insurance, which in each case reflects the amount of business the company generated during each period presented; and (6) written premiums, net of cancellations, for the Mexican insurance operations. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers annualized first-year premiums, new premiums/deposits, gross and net flows, written premiums, premium equivalents and new insurance written to be measures of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than measures of the company’s revenues or profitability during that period.

Management regularly monitors and reports assets under management for the wealth management business, insurance in-force and risk in-force. Assets under management for the wealth management business represent third-party assets under management that are not consolidated in the financial statements. Insurance in-force for the life, international mortgage and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. Risk in-force for the international and U.S. mortgage insurance businesses is a measure that recognizes that the loss on any particular mortgage loan will be reduced by the net proceeds received upon sale of the underlying property. The company considers assets under management for its wealth management business, insurance in-force and risk in-force to be measures of the company’s operating performance because they represent measures of the size of the business at a specific date, rather than measures of the company’s revenues or profitability during that period.

This financial supplement also includes a metric related to loss mitigation activities for the U.S. mortgage insurance business. The company defines loss mitigation activities as rescissions, cancellations, borrower loan modifications, repayment plans, lender-and borrower-titled pre-sales and other loan workouts and claim mitigation actions. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid. The company believes that this metric helps to enhance the understanding of the operating performance of the U.S. mortgage insurance business.

These operating measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)	$12,600	$12,544	$12,440	$12,394	$11,839
Total accumulated other comprehensive income (loss)	1,331	347	(164)	23	(1,869)

Total Genworth Financial, Inc.’s stockholders’ equity	$13,931	$12,891	$12,276	$12,417	$9,970

Book value per common share	$28.48	$26.36	$25.12	$25.42	$23.01
Book value per common share, excluding accumulated other comprehensive income (loss)	$25.76	$25.65	$25.46	$25.37	$27.33
Common shares outstanding as of the balance sheet date	489.2	489.1	488.6	488.5	433.2

	Twelve months ended
Twelve Month Rolling Average ROE	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
GAAP Basis ROE	2.3%	1.5%	-3.8%	-6.8%	-9.1%
Operating ROE(1)	3.3%	2.5%	1.6%	-0.9%	0.3%

	Three months ended
Quarterly Average ROE	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
GAAP Basis ROE	1.3%	5.7%	1.3%	0.6%	-1.7%
Operating ROE(1)	3.8%	3.7%	3.0%	2.7%	0.3%

Basic and Diluted Shares	Three months ended June 30, 2010	Six months ended June 30, 2010
Weighted-average shares used in basic earnings per common share calculations	489.1	489.0
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	5.1	4.9

Weighted-average shares used in diluted earnings per common share calculations	494.2	493.9

(1)	See page 66 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

Second Quarter Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Net Income (Loss)

(amounts in millions)

	Three months ended June 30,		Six months ended June 30,
	2010	2009	2010	2009
REVENUES:
Premiums	$1,470	$1,502	$2,940	$3,004
Net investment income	823	781	1,588	1,492
Net investment gains (losses)	(139)	(53)	(209)	(823)
Insurance and investment product fees and other	256	253	512	544

Total revenues	2,410	2,483	4,831	4,217

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,340	1,492	2,655	3,000
Interest credited	211	263	424	538
Acquisition and operating expenses, net of deferrals	499	456	974	897
Amortization of deferred acquisition costs and intangibles	179	212	363	459
Interest expense	109	114	224	210

Total benefits and expenses	2,338	2,537	4,640	5,104

INCOME (LOSS) BEFORE INCOME TAXES	72	(54)	191	(887)
Benefit for income taxes	(5)	(4)	(98)	(368)
Effective tax rate	-6.9%	7.4%	-51.3%	41.5%

NET INCOME (LOSS)	77	(50)	289	(519)
Less: net income attributable to noncontrolling interests	35	—	69	—

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$42	$(50)	$220	$(519)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Net Operating Income (Loss) by Segment

(amounts in millions, except per share amounts)

		Three months ended June 30,		Six months ended June 30,
		2010	2009	2010	2009
	Retirement and Protection:
	Wealth Management	$10	$7	$21	$13
	Retirement Income	25	16	59	(31)
	Life Insurance	32	58	69	96
	Long-Term Care	47	42	87	83

	Total Retirement and Protection	114	123	236	161
	International:
International Mortgage Insurance	—Canada(1)	45	58	86	124
	—Australia	59	32	102	61
	—Other	(11)	(7)	(16)	(12)
	Lifestyle Protection Insurance	12	4	24	15

	Total International	105	87	196	188
	U.S. Mortgage Insurance	(40)	(134)	(76)	(269)
	Corporate and Other	(61)	(67)	(124)	(57)

	NET OPERATING INCOME	118	9	232	23

	ADJUSTMENTS TO NET OPERATING INCOME:
	Net investment gains (losses), net of taxes and other adjustments(2)	(76)	(59)	(118)	(542)
	Net tax benefit related to separation from the company’s former parent	—	—	106	—

	NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	42	(50)	220	(519)
	Add: net income attributable to noncontrolling interests	35	—	69	—

	NET INCOME (LOSS)	$77	$(50)	$289	$(519)

	Earnings (Loss) Per Share Data:
	Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
	Basic	$0.09	$(0.11)	$0.45	$(1.20)
	Diluted	$0.08	$(0.11)	$0.45	$(1.20)
	Net operating income per common share
	Basic	$0.24	$0.02	$0.47	$0.05
	Diluted	$0.24	$0.02	$0.47	$0.05
	Weighted-average shares outstanding
	Basic	489.1	433.2	489.0	433.2
	Diluted	494.2	433.2	493.9	433.2

(1)

Adjusted for 42.5% owned by noncontrolling interests beginning in the third quarter of 2009 following the initial public offering of the Canadian mortgage insurance business. The following table shows Canada net operating income assuming 100% ownership and then adjusts for the portion related to noncontrolling interests.

	Three months ended June 30,		Six months ended June 30,
	2010	2009	2010	2009
Canada’s net operating income	$80	$58	$154	$124
Less: net operating income attributable to noncontrolling interests	35	—	68	—

Canada’s net operating income available to Genworth’s common stockholders	$45	$58	$86	$124

(2)	See page 64 for details on net investment gains (losses), net of taxes and other adjustments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2010			2009
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,470	$1,470	$2,940	$1,523	$1,492	$1,502	$1,502	$6,019
Net investment income	823	765	1,588	782	759	781	711	3,033
Net investment gains (losses)	(139)	(70)	(209)	(96)	(122)	(53)	(770)	(1,041)
Insurance and investment product fees and other	256	256	512	252	262	253	291	1,058

Total revenues	2,410	2,421	4,831	2,461	2,391	2,483	1,734	9,069

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,340	1,315	2,655	1,368	1,450	1,492	1,508	5,818
Interest credited	211	213	424	221	225	263	275	984
Acquisition and operating expenses, net of deferrals	499	475	974	503	484	456	441	1,884
Amortization of deferred acquisition costs and intangibles	179	184	363	180	143	212	247	782
Interest expense	109	115	224	87	96	114	96	393

Total benefits and expenses	2,338	2,302	4,640	2,359	2,398	2,537	2,567	9,861

INCOME (LOSS) BEFORE INCOME TAXES	72	119	191	102	(7)	(54)	(833)	(792)
Provision (benefit) for income taxes	(5)	(93)	(98)	27	(52)	(4)	(364)	(393)

NET INCOME (LOSS)	77	212	289	75	45	(50)	(469)	(399)
Less: net income attributable to noncontrolling interests	35	34	69	35	26	—	—	61

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$42	$178	$220	$40	$19	$(50)	$(469)	$(460)

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.09	$0.36	$0.45	$0.08	$0.04	$(0.11)	$(1.08)	$(1.02)
Diluted	$0.08	$0.36	$0.45	$0.08	$0.04	$(0.11)	$(1.08)	$(1.02)
Weighted-average shares outstanding
Basic	489.1	488.8	489.0	488.6	448.9	433.2	433.2	451.1
Diluted	494.2	493.5	493.9	492.2	451.6	433.2	433.2	451.1

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Net Operating Income (Loss) by Segment by Quarter

(amounts in millions, except per share amounts)

		2010			2009
		2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Retirement and Protection:
	Wealth Management	$10	$11	$21	$7	$8	$7	$6	$28
	Retirement Income	25	34	59	30	9	16	(47)	8
	Life Insurance	32	37	69	43	78	58	38	217
	Long-Term Care	47	40	87	49	39	42	41	171

	Total Retirement and Protection	114	122	236	129	134	123	38	424
	International:
International Mortgage Insurance	—Canada	45	41	86	37	45	58	66	206
	—Australia	59	43	102	45	42	32	29	148
	—Australia	(11)	(5)	(16)	(4)	(9)	(7)	(5)	(25)
	Lifestyle Protection Insurance	12	12	24	23	18	4	11	56

	Total International	105	91	196	101	96	87	101	385
	U.S. Mortgage Insurance	(40)	(36)	(76)	(74)	(116)	(134)	(135)	(459)
	Corporate and Other	(61)	(63)	(124)	(62)	(33)	(67)	10	(152)

	NET OPERATING INCOME	118	114	232	94	81	9	14	198

	ADJUSTMENTS TO NET OPERATING INCOME:
	Net investment gains (losses), net of taxes and other adjustments	(76)	(42)	(118)	(54)	(62)	(59)	(483)	(658)
	Net tax benefit related to separation from the company’s former parent	—	106	106	—	—	—	—	—

	NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	42	178	220	40	19	(50)	(469)	(460)
	Add: net income attributable to noncontrolling interests	35	34	69	35	26	—	—	61

	NET INCOME (LOSS)	$77	$212	$289	$75	$45	$(50)	$(469)	$(399)

	Earnings (Loss) Per Share Data:
	Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
	Basic	$0.09	$0.36	$0.45	$0.08	$0.04	$(0.11)	$(1.08)	$(1.02)
	Diluted	$0.08	$0.36	$0.45	$0.08	$0.04	$(0.11)	$(1.08)	$(1.02)
	Net operating income per common share
	Basic	$0.24	$0.23	$0.47	$0.19	$0.18	$0.02	$0.03	$0.44
	Diluted	$0.24	$0.23	$0.47	$0.19	$0.18	$0.02	$0.03	$0.44
	Weighted-average shares outstanding
	Basic	489.1	488.8	489.0	488.6	448.9	433.2	433.2	451.1
	Diluted	494.2	493.5	493.9	492.2	451.6	433.2	433.2	451.1

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Consolidated Balance Sheets

(amounts in millions)

	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$53,386	$52,040	$49,752	$47,746	$44,322
Equity securities available-for-sale, at fair value	199	179	159	164	252
Commercial mortgage loans	7,208	7,336	7,499	7,704	7,872
Restricted commercial mortgage loans related to securitization entities(1)	535	552	—	—	—
Policy loans	1,467	1,408	1,403	1,408	2,087
Other invested assets	4,042	3,972	4,702	4,949	5,305
Restricted other invested assets related to securitization entities(1)	374	385	—	—	—

Total investments	67,211	65,872	63,515	61,971	59,838
Cash and cash equivalents	4,586	3,466	5,002	7,144	5,374
Accrued investment income	696	775	691	717	639
Deferred acquisition costs	7,170	7,252	7,341	7,414	7,591
Intangible assets	789	863	934	961	1,079
Goodwill	1,313	1,319	1,324	1,324	1,325
Reinsurance recoverable	17,279	17,333	17,332	17,308	17,412
Other assets	1,024	934	954	1,141	967
Deferred tax asset	—	18	92	140	996
Separate account assets	10,284	11,261	11,002	10,712	9,605

Total assets	$110,352	$109,093	$108,187	$108,832	$104,826

(1)	In the first quarter of 2010, the company began reporting restricted assets related to securitization entities required to be consolidated under a new accounting standard effective January 1, 2010.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Consolidated Balance Sheets

(amounts in millions)

	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$29,929	$29,686	$29,469	$29,251	$29,016
Policyholder account balances	28,338	28,107	28,470	29,381	31,356
Liability for policy and contract claims	6,302	6,389	6,567	6,415	6,250
Unearned premiums	4,238	4,571	4,714	4,808	4,734
Other liabilities	6,287	6,185	6,298	6,708	5,787
Borrowings related to securitization entities(1)	525	551	—	—	—
Non-recourse funding obligations	3,437	3,437	3,443	3,443	3,443
Short-term borrowings	730	930	930	930	930
Long-term borrowings	4,331	3,638	3,641	3,457	3,484
Deferred tax liability	904	313	303	282	251
Separate account liabilities	10,284	11,261	11,002	10,712	9,605

Total liabilities	95,305	95,068	94,837	95,387	94,856

Stockholders’ equity:
Common stock	1	1	1	1	1
Additional paid-in capital	12,078	12,064	12,034	12,028	11,492

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	208	(652)	(1,151)	(1,121)	(2,748)
Net unrealized gains (losses) on other-than-temporarily impaired securities	(179)	(208)	(247)	(280)	(275)

Net unrealized investment gains (losses)	29	(860)	(1,398)	(1,401)	(3,023)

Derivatives qualifying as hedges	1,162	777	802	1,013	948
Foreign currency translation and other adjustments	140	430	432	411	206

Total accumulated other comprehensive income (loss)	1,331	347	(164)	23	(1,869)
Retained earnings	3,221	3,179	3,105	3,065	3,046
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	13,931	12,891	12,276	12,417	9,970
Noncontrolling interests	1,116	1,134	1,074	1,028	—

Total stockholders’ equity	15,047	14,025	13,350	13,445	9,970

Total liabilities and stockholders’ equity	$110,352	$109,093	$108,187	$108,832	$104,826

(1)	In the first quarter of 2010, the company began reporting borrowings related to securitization entities required to be consolidated under a new accounting standard effective January 1, 2010.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Consolidated Balance Sheet by Segment

(amounts in millions)

	June 30, 2010
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$49,283	$10,376	$2,730	$10,104	$72,493
Deferred acquisition costs and intangible assets	8,408	753	43	68	9,272
Reinsurance recoverable	16,560	48	671	—	17,279
Other assets	552	267	120	85	1,024
Separate account assets	10,284	—	—	—	10,284

Total assets	$85,087	$11,444	$3,564	$10,257	$110,352

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$29,929	$—	$—	$—	$29,929
Policyholder account balances	22,873	18	—	5,447	28,338
Liability for policy and contract claims	3,639	692	1,952	19	6,302
Unearned premiums	553	3,579	106	—	4,238
Non-recourse funding obligations	3,537	—	—	(100)	3,437
Deferred tax and other liabilities	4,115	1,259	(252)	2,069	7,191
Borrowings and capital securities	—	259	—	5,327	5,586
Separate account liabilities	10,284	—	—	—	10,284

Total liabilities	74,930	5,807	1,806	12,762	95,305

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	8,394	4,252	1,764	(1,810)	12,600
Allocated accumulated other comprehensive income (loss)	1,763	269	(6)	(695)	1,331

Total Genworth Financial, Inc.’s stockholders’ equity	10,157	4,521	1,758	(2,505)	13,931
Noncontrolling interests	—	1,116	—	—	1,116

Total stockholders’ equity	10,157	5,637	1,758	(2,505)	15,047

Total liabilities and stockholders’ equity	$85,087	$11,444	$3,564	$10,257	$110,352

(1)	Includes inter-segment eliminations and non-strategic products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2010
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$47,137	$10,793	$2,826	$9,357	$70,113
Deferred acquisition costs and intangible assets	8,493	834	39	68	9,434
Reinsurance recoverable	16,577	62	693	1	17,333
Deferred tax and other assets	(1,587)	361	424	1,754	952
Separate account assets	11,261	—	—	—	11,261

Total assets	$81,881	$12,050	$3,982	$11,180	$109,093

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$29,686	$—	$—	$—	$29,686
Policyholder account balances	22,726	19	—	5,362	28,107
Liability for policy and contract claims	3,565	798	2,016	10	6,389
Unearned premiums	544	3,921	106	—	4,571
Non-recourse funding obligations	3,537	—	—	(100)	3,437
Deferred tax and other liabilities	1,734	1,486	78	3,200	6,498
Borrowings and capital securities	—	—	—	5,119	5,119
Separate account liabilities	11,261	—	—	—	11,261

Total liabilities	73,053	6,224	2,200	13,591	95,068

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	8,228	4,170	1,812	(1,666)	12,544
Allocated accumulated other comprehensive income (loss)	600	522	(30)	(745)	347

Total Genworth Financial, Inc.’s stockholders’ equity	8,828	4,692	1,782	(2,411)	12,891
Noncontrolling interests	—	1,134	—	—	1,134

Total stockholders’ equity	8,828	5,826	1,782	(2,411)	14,025

Total liabilities and stockholders’ equity	$81,881	$12,050	$3,982	$11,180	$109,093

(1)	Includes inter-segment eliminations and non-strategic products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Deferred Acquisition Costs Rollforward

(amounts in millions)

	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other	Total
Unamortized balance as of March 31, 2010	$6,577	$672	$27	$5	$7,281
Costs deferred	157	37	5	—	199
Amortization, net of interest accretion(1)	(84)	(63)	(3)	(1)	(151)
Impact of foreign currency translation	—	(50)	—	—	(50)

Unamortized balance as of June 30, 2010	6,650	596	29	4	7,279
Effect of accumulated net unrealized investment gains (losses)	(109)	—	—	—	(109)

Balance as of June 30, 2010	$6,541	$596	$29	$4	$7,170

(1)	Amortization, net of interest accretion, includes $(17) million of amortization related to net investment gains (losses) for the policyholder account balances.

Quarterly Results by Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection					International						Corporate and Other(1)	Total
Three months ended June 30, 2010	Wealth Management	Retirement Income	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total	U.S. Mortgage Insurance
REVENUES:
Premiums	$—	$32	$232	$558	$822	$151	$86	$14	$244	$495	$153	$—	$1,470
Net investment income	—	281	119	230	630	47	38	4	38	127	31	35	823
Net investment gains (losses)	—	(66)	(7)	4	(69)	(1)	—	—	2	1	(3)	(68)	(139)
Insurance and investment product fees and other	89	53	109	9	260	(1)	—	—	—	(1)	—	(3)	256

Total revenues	89	300	453	801	1,643	196	124	18	284	622	181	(36)	2,410

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	139	240	582	961	49	37	20	57	163	216	—	1,340
Interest credited	—	114	61	1	176	—	—	—	—	—	—	35	211
Acquisition and operating expenses, net of deferrals	72	36	39	105	252	23	14	11	157	205	33	9	499
Amortization of deferred acquisition costs and intangibles	1	25	43	35	104	13	9	2	43	67	4	4	179
Interest expense	—	—	28	1	29	—	—	—	10	10	—	70	109

Total benefits and expenses	73	314	411	724	1,522	85	60	33	267	445	253	118	2,338

INCOME (LOSS) BEFORE INCOME TAXES	16	(14)	42	77	121	111	64	(15)	17	177	(72)	(154)	72
Provision (benefit) for income taxes	6	(7)	14	27	40	31	5	(5)	4	35	(29)	(51)	(5)

NET INCOME (LOSS)	10	(7)	28	50	81	80	59	(10)	13	142	(43)	(103)	77
Less: net income attributable to noncontrolling interests	—	—	—	—	—	35	—	—	—	35	—	—	35

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	10	(7)	28	50	81	45	59	(10)	13	107	(43)	(103)	42

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	32	4	(3)	33	—	—	(1)	(1)	(2)	3	42	76

NET OPERATING INCOME (LOSS)	$10	$25	$32	$47	$114	$45	$59	$(11)	$12	$105	$(40)	$(61)	$118

Effective tax rate (operating income (loss))(2)	36.0%	26.0%	34.6%	35.4%	33.4%	26.5%	8.2%	31.0%	24.8%	16.5%	40.8%	30.6%	16.3%

(1)	Includes inter-segment eliminations and non-strategic products.

(2)

The operating income (loss) effective tax rate for all pages in this financial supplement was calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection					International					U.S. Mortgage Insurance	Corporate and Other(1)	Total
Three months ended June 30, 2009	Wealth Management	Retirement Income	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total
REVENUES:
Premiums	$—	$38	$241	$550	$829	$131	$77	$16	$284	$508	$164	$1	$1,502
Net investment income	—	258	108	198	564	42	29	4	47	122	35	60	781
Net investment gains (losses)	1	72	(42)	(27)	4	5	—	—	(1)	4	—	(61)	(53)
Insurance and investment product fees and other	66	42	96	6	210	—	—	1	4	5	(3)	41	253

Total revenues	67	410	403	727	1,607	178	106	21	334	639	196	41	2,483

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	129	207	559	895	63	41	21	101	226	371	—	1,492
Interest credited	—	124	59	1	184	—	—	—	—	—	—	79	263
Acquisition and operating expenses, net of deferrals	55	35	31	90	211	17	12	8	160	197	33	15	456
Amortization of deferred acquisition costs and intangibles	1	69	28	40	138	9	7	1	49	66	5	3	212
Interest expense	—	1	23	—	24	—	—	—	24	24	—	66	114

Total benefits and expenses	56	358	348	690	1,452	89	60	30	334	513	409	163	2,537

INCOME (LOSS) BEFORE INCOME TAXES	11	52	55	37	155	89	46	(9)	—	126	(213)	(122)	(54)
Provision (benefit) for income taxes	4	19	20	13	56	26	14	(1)	(3)	36	(79)	(17)	(4)

NET INCOME (LOSS)	7	33	35	24	99	63	32	(8)	3	90	(134)	(105)	(50)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	—	(17)	23	18	24	(5)	—	1	1	(3)	—	38	59

NET OPERATING INCOME (LOSS)	$7	$16	$58	$42	$123	$58	$32	$(7)	$4	$87	$(134)	$(67)	$9

Effective tax rate (operating income (loss))	38.7%	39.4%	35.4%	34.2%	35.7%	29.2%	31.0%	7.7%	-341.2%	28.7%	37.2%	-6.8%	74.7%

(1)	Includes inter-segment eliminations and non-strategic products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection					International					U.S. Mortgage Insurance	Corporate and Other(1)	Total
Six months ended June 30, 2010	Wealth Management	Retirement Income	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total
REVENUES:
Premiums	$—	$68	$461	$1,117	$1,646	$298	$170	$29	$502	$999	$295	$—	$2,940
Net investment income	—	557	225	442	1,224	92	75	7	85	259	61	44	1,588
Net investment gains (losses)	—	(109)	(33)	6	(136)	4	—	2	4	10	1	(84)	(209)
Insurance and investment product fees and other	170	105	213	14	502	(1)	1	1	4	5	5	—	512

Total revenues	170	621	866	1,579	3,236	393	246	39	595	1,273	362	(40)	4,831

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	275	468	1,163	1,906	105	73	34	125	337	412	—	2,655
Interest credited	—	227	121	2	350	—	—	—	—	—	—	74	424
Acquisition and operating expenses, net of deferrals	138	71	76	197	482	45	30	22	311	408	67	17	974
Amortization of deferred acquisition costs and intangibles	2	44	88	75	209	25	18	3	93	139	7	8	363
Interest expense	—	—	50	1	51	—	—	—	33	33	—	140	224

Total benefits and expenses	140	617	803	1,438	2,998	175	121	59	562	917	486	239	4,640

INCOME (LOSS) BEFORE INCOME TAXES	30	4	63	141	238	218	125	(20)	33	356	(124)	(279)	191
Provision (benefit) for income taxes	9	(3)	17	50	73	61	23	(6)	7	85	(48)	(208)	(98)

NET INCOME (LOSS)	21	7	46	91	165	157	102	(14)	26	271	(76)	(71)	289
Less: net income attributable to noncontrolling interests	—	—	—	—	—	69	—	—	—	69	—	—	69

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	21	7	46	91	165	88	102	(14)	26	202	(76)	(71)	220

ADJUSTMENTS TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	52	23	(4)	71	(2)	—	(2)	(2)	(6)	—	53	118
Net tax benefit related to separation from the company’s former parent	—	—	—	—	—	—	—	—	—	—	—	(106)	(106)

NET OPERATING INCOME (LOSS)	$21	$59	$69	$87	$236	$86	$102	$(16)	$24	$196	$(76)	$(124)	$232

Effective tax rate (operating income (loss))	29.9%	29.0%	30.2%	35.6%	32.0%	26.6%	18.5%	30.3%	20.2%	21.5%	38.9%	37.0%	15.8%

(1)	Includes inter-segment eliminations and non-strategic products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection					International					U.S. Mortgage Insurance	Corporate and Other(1)	Total
Six months ended June 30, 2009	Wealth Management	Retirement Income	Life Insurance	Long- Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total
REVENUES:
Premiums	$—	$85	$484	$1,095	$1,664	$258	$143	$37	$566	$1,004	$334	$2	$3,004
Net investment income	—	494	211	378	1,083	83	55	9	79	226	68	115	1,492
Net investment gains (losses)	—	(125)	(202)	(243)	(570)	2	3	(2)	(14)	(11)	(19)	(223)	(823)
Insurance and investment product fees and other	130	86	189	12	417	—	—	2	8	10	1	116	544

Total revenues	130	540	682	1,242	2,594	343	201	46	639	1,229	384	10	4,217

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	285	429	1,094	1,808	113	80	41	184	418	774	—	3,000
Interest credited	—	248	121	1	370	—	—	—	—	—	—	168	538
Acquisition and operating expenses, net of deferrals	107	67	64	176	414	34	24	21	313	392	65	26	897
Amortization of deferred acquisition costs and intangibles	2	148	64	87	301	18	12	3	107	140	10	8	459
Interest expense	—	1	49	—	50	1	—	—	31	32	—	128	210

Total benefits and expenses	109	749	727	1,358	2,943	166	116	65	635	982	849	330	5,104

INCOME (LOSS) BEFORE INCOME TAXES	21	(209)	(45)	(116)	(349)	177	85	(19)	4	247	(465)	(320)	(887)
Provision (benefit) for income taxes	8	(85)	(15)	(40)	(132)	51	22	(5)	(2)	66	(183)	(119)	(368)

NET INCOME (LOSS)	13	(124)	(30)	(76)	(217)	126	63	(14)	6	181	(282)	(201)	(519)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	—	93	126	159	378	(2)	(2)	2	9	7	13	144	542

NET OPERATING INCOME (LOSS)	$13	$(31)	$96	$83	$161	$124	$61	$(12)	$15	$188	$(269)	$(57)	$23

Effective tax rate (operating income (loss))	37.8%	52.6%	35.4%	34.8%	30.3%	28.9%	25.7%	24.0%	16.6%	27.4%	39.6%	41.9%	143.0%

(1)	Includes inter-segment eliminations and non-strategic products.

Retirement and Protection

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Net Operating Income—Retirement and Protection

(amounts in millions)

	2010			2009
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$822	$824	$1,646	$836	$813	$829	$835	$3,313
Net investment income	630	594	1,224	597	576	564	519	2,256
Net investment gains (losses)	(69)	(67)	(136)	(105)	(102)	4	(574)	(777)
Insurance and investment product fees and other	260	242	502	224	234	210	207	875

Total revenues	1,643	1,593	3,236	1,552	1,521	1,607	987	5,667

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	961	945	1,906	907	902	895	913	3,617
Interest credited	176	174	350	181	186	184	186	737
Acquisition and operating expenses, net of deferrals	252	230	482	241	226	211	203	881
Amortization of deferred acquisition costs and intangibles	104	105	209	93	67	138	163	461
Interest expense	29	22	51	24	23	24	26	97

Total benefits and expenses	1,522	1,476	2,998	1,446	1,404	1,452	1,491	5,793

INCOME (LOSS) BEFORE INCOME TAXES	121	117	238	106	117	155	(504)	(126)
Provision (benefit) for income taxes	40	33	73	34	32	56	(188)	(66)

NET INCOME (LOSS)	81	84	165	72	85	99	(316)	(60)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	33	38	71	57	49	24	354	484

NET OPERATING INCOME	$114	$122	$236	$129	$134	$123	$38	$424

Effective tax rate (operating income)	33.4%	30.7%	32.0%	34.3%	30.5%	35.7%	4.4%	31.7%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Net Operating Income, Sales and Assets Under Management—Wealth Management

(amounts in millions)

	2010			2009
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	—	—	—	—	—	—	—	—
Net investment gains (losses)	—	—	—	—	(1)	1	(1)	(1)
Insurance and investment product fees and other	89	81	170	77	72	66	64	279

Total revenues	89	81	170	77	71	67	63	278

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	72	66	138	64	58	55	52	229
Amortization of deferred acquisition costs and intangibles	1	1	2	1	1	1	1	4
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	73	67	140	65	59	56	53	233

INCOME BEFORE INCOME TAXES	16	14	30	12	12	11	10	45
Provision for income taxes	6	3	9	5	4	4	4	17

NET INCOME	10	11	21	7	8	7	6	28

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—

NET OPERATING INCOME	$10	$11	$21	$7	$8	$7	$6	$28

Effective tax rate (operating income)	36.0%	23.7%	29.9%	40.1%	36.8%	38.7%	37.0%	38.1%

SALES:
Sales by Distribution Channel:
Independent Producers	$1,195	$1,265	$2,460	$1,298	$1,134	$1,014	$713	$4,159
Dedicated Sales Specialists	167	210	377	199	238	99	83	619

Total Sales	$1,362	$1,475	$2,837	$1,497	$1,372	$1,113	$796	$4,778

ASSETS UNDER MANAGEMENT:
Beginning of period	$20,037	$18,865	$18,865	$17,992	$15,909	$14,210	$15,447	$15,447
Gross flows	1,362	1,475	2,837	1,497	1,372	1,113	796	4,778
Redemptions	(926)	(971)	(1,897)	(892)	(904)	(953)	(1,274)	(4,023)

Net flows	436	504	940	605	468	160	(478)	755
Market performance	(925)	668	(257)	268	1,615	1,539	(759)	2,663

End of period	$19,548	$20,037	$19,548	$18,865	$17,992	$15,909	$14,210	$18,865

Wealth Management results represent Genworth Financial Wealth Management, Inc., Genworth Financial Investment Services, Inc., Genworth Financial Trust Company, Centurion Financial Advisers, Inc. and Quantuvis Consulting, Inc.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Net Operating Income (Loss)—Retirement Income

(amounts in millions)

	2010			2009
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$32	$36	$68	$39	$30	$38	$47	$154
Net investment income	281	276	557	276	260	258	236	1,030
Net investment gains (losses)	(66)	(43)	(109)	(22)	(63)	72	(197)	(210)
Insurance and investment product fees and other	53	52	105	53	47	42	44	186

Total revenues	300	321	621	346	274	410	130	1,160

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	139	136	275	133	128	129	156	546
Interest credited	114	113	227	117	122	124	124	487
Acquisition and operating expenses, net of deferrals	36	35	71	40	39	35	32	146
Amortization of deferred acquisition costs and intangibles	25	19	44	28	23	69	79	199
Interest expense	—	—	—	—	—	1	—	1

Total benefits and expenses	314	303	617	318	312	358	391	1,379

INCOME (LOSS) BEFORE INCOME TAXES	(14)	18	4	28	(38)	52	(261)	(219)
Provision (benefit) for income taxes	(7)	4	(3)	8	(15)	19	(104)	(92)

NET INCOME (LOSS)	(7)	14	7	20	(23)	33	(157)	(127)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	32	20	52	10	32	(17)	110	135

NET OPERATING INCOME (LOSS)	$25	$34	$59	$30	$9	$16	$(47)	$8

Effective tax rate (operating income (loss))	26.0%	31.1%	29.0%	31.7%	22.5%	39.4%	48.8%	179.8%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Net Operating Income (Loss) and Sales—Retirement Income—Fee-Based

(amounts in millions)

	2010			2009
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	4	4	8	4	7	8	12	31
Net investment gains (losses)	(19)	(15)	(34)	(4)	8	91	(17)	78
Insurance and investment product fees and other	51	50	101	50	46	39	40	175

Total revenues	36	39	75	50	61	138	35	284

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	12	9	21	2	3	4	22	31
Interest credited	3	2	5	2	3	3	3	11
Acquisition and operating expenses, net of deferrals	20	18	38	20	20	15	14	69
Amortization of deferred acquisition costs and intangibles	20	(2)	18	8	7	49	76	140
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	55	27	82	32	33	71	115	251

INCOME (LOSS) BEFORE INCOME TAXES	(19)	12	(7)	18	28	67	(80)	33
Provision (benefit) for income taxes	(9)	1	(8)	2	13	25	(41)	(1)

NET INCOME (LOSS)	(10)	11	1	16	15	42	(39)	34

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	10	6	16	2	(4)	(27)	12	(17)

NET OPERATING INCOME (LOSS)	$—	$17	$17	$18	$11	$15	$(27)	$17

Effective tax rate (operating income (loss))	90.0%	22.4%	2.1%	14.7%	50.3%	40.7%	55.9%	-140.4%

SALES:
Sales by Product:
Income Distribution Series(1)	$139	$170	$309	$168	$187	$131	$121	$607
Traditional Variable Annuities(2)	30	35	65	36	30	23	22	111

Total Sales	$169	$205	$374	$204	$217	$154	$143	$718

Sales by Distribution Channel:
Financial Intermediaries	$158	$195	$353	$191	$200	$136	$124	$651
Independent Producers	5	5	10	7	7	8	6	28
Dedicated Sales Specialists	6	5	11	6	10	10	13	39

Total Sales	$169	$205	$374	$204	$217	$154	$143	$718

(1)

The Income Distribution Series products are comprised of the deferred and immediate variable annuity products with rider options, that provide guaranteed income benefits including guaranteed minimum withdrawal benefits and certain types of guaranteed annuitization benefits. These products do not include fixed single premium immediate annuities or deferred annuities, which may also serve income distribution needs.

(2)

The traditional variable annuities include products that provide the potential for tax deferred growth on the policyholder’s premium. These products do not provide the opportunity for a living benefit through guaranteed minimum withdrawal benefits; however, similar to the Income Distribution Series products, they do provide a variety of guaranteed minimum death benefit options.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Selected Operating Performance Measures—Retirement Income—Fee-Based

(amounts in millions)

	2010			2009
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Income Distribution Series
Account value, net of reinsurance, beginning of period	$6,135	$5,943	$5,943	$5,802	$5,286	$5,093	$5,234	$5,234
Deposits	141	173	314	172	190	133	125	620
Surrenders, benefits and product charges	(150)	(127)	(277)	(125)	(109)	(109)	(106)	(449)

Net flows	(9)	46	37	47	81	24	19	171
Interest credited and investment performance	(162)	146	(16)	94	435	169	(160)	538

Account value, net of reinsurance, end of period	5,964	6,135	5,964	5,943	5,802	5,286	5,093	5,943

Traditional Variable Annuities
Account value, net of reinsurance, beginning of period	2,048	2,016	2,016	1,973	1,796	1,642	1,756	1,756
Deposits	25	27	52	30	25	16	19	90
Surrenders, benefits and product charges	(70)	(65)	(135)	(58)	(48)	(60)	(63)	(229)

Net flows	(45)	(38)	(83)	(28)	(23)	(44)	(44)	(139)
Interest credited and investment performance	(124)	70	(54)	71	200	198	(70)	399

Account value, net of reinsurance, end of period	1,879	2,048	1,879	2,016	1,973	1,796	1,642	2,016

Variable Life Insurance
Account value, beginning of the period	303	298	298	292	271	248	266	266
Deposits	3	3	6	3	3	3	4	13
Surrenders, benefits and product charges	(8)	(10)	(18)	(8)	(12)	(9)	(11)	(40)

Net flows	(5)	(7)	(12)	(5)	(9)	(6)	(7)	(27)
Interest credited and investment performance	(19)	12	(7)	11	30	29	(11)	59

Account value, end of period	279	303	279	298	292	271	248	298

Total Retirement Income—Fee-Based	$8,122	$8,486	$8,122	$8,257	$8,067	$7,353	$6,983	$8,257

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Net Operating Income (Loss) and Sales—Retirement Income—Spread-Based

(amounts in millions)

	2010			2009
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$32	$36	$68	$39	$30	$38	$47	$154
Net investment income	277	272	549	272	253	250	224	999
Net investment gains (losses)	(47)	(28)	(75)	(18)	(71)	(19)	(180)	(288)
Insurance and investment product fees and other	2	2	4	3	1	3	4	11

Total revenues	264	282	546	296	213	272	95	876

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	127	127	254	131	125	125	134	515
Interest credited	111	111	222	115	119	121	121	476
Acquisition and operating expenses, net of deferrals	16	17	33	20	19	20	18	77
Amortization of deferred acquisition costs and intangibles	5	21	26	20	16	20	3	59
Interest expense	—	—	—	—	—	1	—	1

Total benefits and expenses	259	276	535	286	279	287	276	1,128

INCOME (LOSS) BEFORE INCOME TAXES	5	6	11	10	(66)	(15)	(181)	(252)
Provision (benefit) for income taxes	2	3	5	6	(28)	(6)	(63)	(91)

NET INCOME (LOSS)	3	3	6	4	(38)	(9)	(118)	(161)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	22	14	36	8	36	10	98	152

NET OPERATING INCOME (LOSS)	$25	$17	$42	$12	$(2)	$1	$(20)	$(9)

Effective tax rate (operating income (loss))	34.6%	38.3%	36.1%	47.2%	83.0%	13.3%	34.7%	49.2%

SALES:
Sales by Product:
Structured Settlements	$—	$—	$—	$—	$1	$5	$4	$10
Single Premium Immediate Annuities	72	68	140	75	62	70	74	281
Fixed Annuities	90	39	129	29	64	221	229	543

Total Sales	$162	$107	$269	$104	$127	$296	$307	$834

Sales by Distribution Channel:
Financial Intermediaries	$78	$60	$138	$54	$70	$165	$162	$451
Independent Producers	78	44	122	47	52	121	127	347
Dedicated Sales Specialists	6	3	9	3	5	10	18	36

Total Sales	$162	$107	$269	$104	$127	$296	$307	$834

PREMIUMS BY PRODUCT:
Single Premium Immediate Annuities	$32	$36	$68	$39	$30	$36	$44	$149
Structured Settlements	—	—	—	—	—	2	3	5

Total Premiums	$32	$36	$68	$39	$30	$38	$47	$154

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Selected Operating Performance Measures—Retirement Income—Spread-Based

(amounts in millions)

	2010			2009
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Fixed Annuities
Account value, net of reinsurance, beginning of period	$11,234	$11,409	$11,409	$11,588	$11,770	$11,833	$11,996	$11,996
Deposits	92	41	133	31	69	229	242	571
Surrenders, benefits and product charges	(304)	(312)	(616)	(310)	(353)	(394)	(508)	(1,565)

Net flows	(212)	(271)	(483)	(279)	(284)	(165)	(266)	(994)
Interest credited	95	96	191	100	102	102	103	407

Account value, net of reinsurance, end of period	11,117	11,234	11,117	11,409	11,588	11,770	11,833	11,409

Single Premium Immediate Annuities
Account value, net of reinsurance, beginning of period	6,593	6,675	6,675	6,753	6,827	6,925	6,957	6,957
Premiums and deposits	100	95	195	97	91	101	111	400
Surrenders, benefits and product charges	(251)	(265)	(516)	(264)	(255)	(289)	(236)	(1,044)

Net flows	(151)	(170)	(321)	(167)	(164)	(188)	(125)	(644)
Interest credited	87	88	175	89	90	90	93	362

Account value, net of reinsurance, end of period	6,529	6,593	6,529	6,675	6,753	6,827	6,925	6,675

Structured Settlements
Account value, net of reinsurance, beginning of period	1,115	1,115	1,115	1,116	1,117	1,101	1,106	1,106
Premiums and deposits	—	—	—	—	—	6	4	10
Surrenders, benefits and product charges	(15)	(14)	(29)	(16)	(15)	(5)	(23)	(59)

Net flows	(15)	(14)	(29)	(16)	(15)	1	(19)	(49)
Interest credited	15	14	29	15	14	15	14	58

Account value, net of reinsurance, end of period	1,115	1,115	1,115	1,115	1,116	1,117	1,101	1,115

Total Retirement Income—Spread-Based	$18,761	$18,942	$18,761	$19,199	$19,457	$19,714	$19,859	$19,199

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Net Operating Income and Sales—Life Insurance

(amounts in millions)

	2010			2009
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$232	$229	$461	$228	$241	$241	$243	$953
Net investment income	119	106	225	105	111	108	103	427
Net investment gains (losses)	(7)	(26)	(33)	(45)	(43)	(42)	(160)	(290)
Insurance and investment product fees and other	109	104	213	95	111	96	93	395

Total revenues	453	413	866	383	420	403	279	1,485

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	240	228	468	206	211	207	222	846
Interest credited	61	60	121	62	64	59	62	247
Acquisition and operating expenses, net of deferrals	39	37	76	37	36	31	33	137
Amortization of deferred acquisition costs and intangibles	43	45	88	29	4	28	36	97
Interest expense	28	22	50	23	23	23	26	95

Total benefits and expenses	411	392	803	357	338	348	379	1,422

INCOME (LOSS) BEFORE INCOME TAXES	42	21	63	26	82	55	(100)	63
Provision (benefit) for income taxes	14	3	17	6	24	20	(35)	15

NET INCOME (LOSS)	28	18	46	20	58	35	(65)	48

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	4	19	23	23	20	23	103	169

NET OPERATING INCOME	$32	$37	$69	$43	$78	$58	$38	$217

Effective tax rate (operating income)	34.6%	25.9%	30.2%	30.3%	30.7%	35.4%	35.4%	32.8%

SALES:
Sales by Product:
Term Life	$4	$14	$18	$22	$19	$18	$19	$78
Term Universal Life	24	10	34	—	—	—	—	—
Universal Life:
Annualized first-year deposits	9	8	17	8	8	8	9	33
Excess deposits	27	20	47	25	23	23	28	99

Total Universal Life	36	28	64	33	31	31	37	132

Total Sales	$64	$52	$116	$55	$50	$49	$56	$210

Sales by Distribution Channel:
Financial Intermediaries	$1	$—	$1	$—	$—	$1	$1	$2
Independent Producers	63	52	115	55	50	48	55	208

Total Sales	$64	$52	$116	$55	$50	$49	$56	$210

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Life Insurance In-force

(amounts in millions)

	2010		2009
	2Q	1Q	4Q	3Q	2Q	1Q
Term life insurance
Life insurance in-force, net of reinsurance	$468,098	$472,696	$473,367	$474,721	$477,759	$489,723
Life insurance in-force before reinsurance	$612,284	$620,108	$622,800	$621,808	$623,139	$625,503

Term universal life insurance
Life insurance in-force, net of reinsurance	$17,754	$5,453	$—	$—	$—	$—
Life insurance in-force before reinsurance	$17,820	$5,456	$—	$—	$—	$—

Universal and whole life insurance
Life insurance in-force, net of reinsurance	$43,743	$43,712	$43,915	$43,875	$43,800	$43,901
Life insurance in-force before reinsurance	$50,617	$50,655	$50,919	$50,952	$50,994	$51,201

Total life insurance
Life insurance in-force, net of reinsurance	$529,595	$521,861	$517,282	$518,596	$521,559	$533,624
Life insurance in-force before reinsurance	$680,721	$676,219	$673,719	$672,760	$674,133	$676,704

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Net Operating Income and Sales—Long-Term Care

(amounts in millions)

	2010			2009
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$558	$559	$1,117	$569	$542	$550	$545	$2,206
Net investment income	230	212	442	216	205	198	180	799
Net investment gains (losses)	4	2	6	(38)	5	(27)	(216)	(276)
Insurance and investment product fees and other	9	5	14	(1)	4	6	6	15

Total revenues	801	778	1,579	746	756	727	515	2,744

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	582	581	1,163	568	563	559	535	2,225
Interest credited	1	1	2	2	—	1	—	3
Acquisition and operating expenses, net of deferrals	105	92	197	100	93	90	86	369
Amortization of deferred acquisition costs and intangibles	35	40	75	35	39	40	47	161
Interest expense	1	—	1	1	—	—	—	1

Total benefits and expenses	724	714	1,438	706	695	690	668	2,759

INCOME (LOSS) BEFORE INCOME TAXES	77	64	141	40	61	37	(153)	(15)
Provision (benefit) for income taxes	27	23	50	15	19	13	(53)	(6)

NET INCOME (LOSS)	50	41	91	25	42	24	(100)	(9)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(3)	(1)	(4)	24	(3)	18	141	180

NET OPERATING INCOME	$47	$40	$87	$49	$39	$42	$41	$171

Effective tax rate (operating income)	35.4%	35.9%	35.6%	38.0%	30.3%	34.2%	35.4%	34.8%

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$3	$4	$7	$3	$3	$2	$2	$10
Independent Producers	18	16	34	15	12	11	11	49
Dedicated Sales Specialist	13	11	24	12	13	12	11	48

Total Individual Long-Term Care	34	31	65	30	28	25	24	107
Group Long-Term Care	3	8	11	2	5	1	1	9
Medicare Supplement and Other A&H	11	17	28	21	12	13	17	63
Linked-Benefits	12	11	23	10	8	5	5	28

Total Sales	$60	$67	$127	$63	$53	$44	$47	$207

LOSS RATIOS:
Total Long-Term Care
Net Earned Premiums	$480	$479	$959	$488	$469	$478	$475	$1,910
Loss Ratio(1)	64.6%	64.6%	64.6%	63.6%	64.6%	67.5%	63.6%	64.8%
Gross Benefits Ratio(2)	108.9%	107.8%	108.3%	105.6%	108.2%	105.0%	100.0%	104.7%
Medicare Supplement and A&H(3)
Net Earned Premiums	$79	$80	$159	$76	$74	$73	$73	$296
Loss Ratio(1)	76.7%	79.7%	78.2%	70.6%	73.0%	78.8%	82.6%	76.2%

(1)

The loss ratio for the long-term care insurance products was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.

(2)	The gross benefits ratio for the long-term care insurance products was calculated by dividing the benefits and other changes in policy reserves by net earned premiums.

(3)	Net earned premiums and loss ratios for Medicare Supplement and A&H do not include the linked-benefits products.

International

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Net Operating Income—International

(amounts in millions)

	2010			2009
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$495	$504	$999	$541	$523	$508	$496	$2,068
Net investment income	127	132	259	120	124	122	104	470
Net investment gains (losses)	1	9	10	3	4	4	(15)	(4)
Insurance and investment product fees and other	(1)	6	5	4	12	5	5	26

Total revenues	622	651	1,273	668	663	639	590	2,560

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	163	174	337	189	200	226	192	807
Acquisition and operating expenses, net of deferrals	205	203	408	212	215	197	195	819
Amortization of deferred acquisition costs and intangibles	67	72	139	77	65	66	74	282
Interest expense	10	23	33	4	15	24	8	51

Total benefits and expenses	445	472	917	482	495	513	469	1,959

INCOME BEFORE INCOME TAXES	177	179	356	186	168	126	121	601
Provision for income taxes	35	50	85	49	45	36	30	160

NET INCOME	142	129	271	137	123	90	91	441
Less: net income attributable to noncontrolling interests	35	34	69	35	26	—	—	61

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	107	95	202	102	97	90	91	380

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(2)	(4)	(6)	(1)	(1)	(3)	10	5

NET OPERATING INCOME(1)	$105	$91	$196	$101	$96	$87	$101	$385

Effective tax rate (operating income)	16.5%	26.6%	21.5%	27.0%	23.3%	28.7%	26.2%	26.3%

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International segment was $92 million and $164 million for the three and six months ended June 30, 2010, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Net Operating Income and Sales—International Mortgage Insurance—Canada

(amounts in millions)

	2010			2009
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$151	$147	$298	$146	$141	$131	$127	$545
Net investment income	47	45	92	45	43	42	41	171
Net investment gains (losses)	(1)	5	4	3	7	5	(3)	12
Insurance and investment product fees and other	(1)	—	(1)	—	1	—	—	1

Total revenues	196	197	393	194	192	178	165	729

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	49	56	105	57	58	63	50	228
Acquisition and operating expenses, net of deferrals	23	22	45	23	22	17	17	79
Amortization of deferred acquisition costs and intangibles	13	12	25	10	10	9	9	38
Interest expense	—	—	—	—	—	—	1	1

Total benefits and expenses	85	90	175	90	90	89	77	346

INCOME BEFORE INCOME TAXES	111	107	218	104	102	89	88	383
Provision for income taxes	31	30	61	31	28	26	25	110

NET INCOME	80	77	157	73	74	63	63	273
Less: net income attributable to noncontrolling interests	35	34	69	35	26	—	—	61

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	45	43	88	38	48	63	63	212

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	(2)	(2)	(1)	(3)	(5)	3	(6)

NET OPERATING INCOME(1)	$45	$41	$86	$37	$45	$58	$66	$206

Effective tax rate (operating income)	26.5%	26.7%	26.6%	32.5%	21.6%	29.2%	28.7%	28.2%

SALES:
New Insurance Written (NIW)
Flow	$6,700	$4,000	$10,700	$4,700	$4,400	$3,600	$2,400	$15,100
Bulk	300	1,800	2,100	300	200	—	400	900

Total Canada NIW(2)	$7,000	$5,800	$12,800	$5,000	$4,600	$3,600	$2,800	$16,000

(1)

Net operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $39 million and $73 million for the three and six months ended June 30, 2010, respectively.

(2)

New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $6,100 million and $11,000 million for the three and six months ended June 30, 2010, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Net Operating Income and Sales—International Mortgage Insurance—Australia

(amounts in millions)

	2010			2009
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$86	$84	$170	$93	$77	$77	$66	$313
Net investment income	38	37	75	36	34	29	26	125
Net investment gains (losses)	—	—	—	—	(1)	—	3	2
Insurance and investment product fees and other	—	1	1	1	1	—	—	2

Total revenues	124	122	246	130	111	106	95	442

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	37	36	73	42	35	41	39	157
Acquisition and operating expenses, net of deferrals	14	16	30	16	14	12	12	54
Amortization of deferred acquisition costs and intangibles	9	9	18	8	6	7	5	26
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	60	61	121	66	55	60	56	237

INCOME BEFORE INCOME TAXES	64	61	125	64	56	46	39	205
Provision for income taxes	5	18	23	19	15	14	8	56

NET INCOME	59	43	102	45	41	32	31	149
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	59	43	102	45	41	32	31	149

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	1	—	(2)	(1)

NET OPERATING INCOME(1)	$59	$43	$102	$45	$42	$32	$29	$148

Effective tax rate (operating income)	8.2%	29.4%	18.5%	28.8%	27.3%	31.0%	19.0%	27.1%

SALES:
New Insurance Written (NIW)
Flow	$6,000	$6,700	$12,700	$8,700	$8,900	$8,700	$6,600	$32,900
Bulk	1,200	700	1,900	—	—	—	—	—

Total Australia NIW(2)	$7,200	$7,400	$14,600	$8,700	$8,900	$8,700	$6,600	$32,900

(1)

Net operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $51 million and $82 million for the three and six months ended June 30, 2010, respectively.

(2)

New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $6,100 million and $11,600 million for the three and six months ended June 30, 2010, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Net Operating Loss and Sales—Other International Mortgage Insurance

(amounts in millions)

	2010			2009
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$14	$15	$29	$14	$18	$16	$21	$69
Net investment income	4	3	7	3	5	4	5	17
Net investment gains (losses)	—	2	2	—	1	—	(2)	(1)
Insurance and investment product fees and other	—	1	1	1	—	1	1	3

Total revenues	18	21	39	18	24	21	25	88

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	20	14	34	14	24	21	20	79
Acquisition and operating expenses, net of deferrals	11	11	22	10	10	8	13	41
Amortization of deferred acquisition costs and intangibles	2	1	3	3	2	1	2	8
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	33	26	59	27	36	30	35	128

LOSS BEFORE INCOME TAXES	(15)	(5)	(20)	(9)	(12)	(9)	(10)	(40)
Benefit for income taxes	(5)	(1)	(6)	(5)	(4)	(1)	(4)	(14)

NET LOSS	(10)	(4)	(14)	(4)	(8)	(8)	(6)	(26)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—

NET LOSS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(10)	(4)	(14)	(4)	(8)	(8)	(6)	(26)

ADJUSTMENT TO NET LOSS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	(1)	(2)	—	(1)	1	1	1

NET OPERATING LOSS(1)	$(11)	$(5)	$(16)	$(4)	$(9)	$(7)	$(5)	$(25)

Effective tax rate (operating loss)	31.0%	28.8%	30.3%	46.7%	38.6%	7.7%	39.8%	34.3%

SALES:
New Insurance Written (NIW)
Flow	$700	$700	$1,400	$900	$900	$600	$900	$3,300
Bulk	—	—	—	—	—	100	—	100

Total Other International NIW(2)	$700	$700	$1,400	$900	$900	$700	$900	$3,400

(1)

Net operating loss for the Other International platform adjusted for foreign exchange as compared to the prior year period was $(11) million and $(16) million for the three and six months ended June 30, 2010, respectively.

(2)

New insurance written for the Other International platform adjusted for foreign exchange as compared to the prior year period was $800 million and $1,400 million for the three and six months ended June 30, 2010, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

	2010			2009
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written
Canada	$153	$90	$243	$104	$94	$70	$52	$320
Australia	65	64	129	99	101	110	82	392
Other International(2)	—	9	9	(28)	9	1	4	(14)

Total International Net Premiums Written	$218	$163	$381	$175	$204	$181	$138	$698

Loss Ratio(3)
Canada	32%	38%	35%	39%	41%	48%	39%	42%
Australia	42%	44%	43%	45%	45%	54%	59%	50%
Other International	136%	93%	115%	107%	131%	129%	95%	115%
Total International Loss Ratio	42%	43%	43%	45%	50%	56%	51%	50%

GAAP Basis Expense Ratio(4)
Canada	24%	23%	23%	23%	22%	21%	20%	21%
Australia	28%	30%	29%	26%	25%	25%	26%	26%
Other International(2)	86%	82%	84%	94%	67%	52%	74%	71%
Total International GAAP Basis Expense Ratio	29%	29%	29%	28%	26%	24%	27%	26%

Adjusted Expense Ratio(5)
Canada	23%	38%	29%	32%	33%	38%	50%	36%
Australia	37%	39%	38%	24%	20%	17%	21%	20%
Other International(2)	NM (1)	129%	273%	-45%	127%	NM (1)	364%	-341%
Total International Adjusted Expense Ratio	33%	44%	38%	40%	31%	30%	42%	35%

Primary Insurance In-force
Canada	$220,400	$225,400		$213,500	$204,900	$186,600	$169,700
Australia	233,100	254,400		248,000	241,400	218,500	185,800
Other International(2)	30,600	35,700		37,200	48,800	47,700	45,100

Total International Primary Insurance In-force	$484,100	$515,500		$498,700	$495,100	$452,800	$400,600

Primary Risk In-force(6)
Canada
Flow	$61,300	$62,400		$59,400	$56,800	$51,400	$46,700
Bulk	15,800	16,500		15,300	14,900	13,900	12,700

Total Canada	77,100	78,900		74,700	71,700	65,300	59,400

Australia
Flow	73,000	79,400		77,300	75,000	67,700	57,300
Bulk	8,600	9,600		9,500	9,500	8,800	7,700

Total Australia	81,600	89,000		86,800	84,500	76,500	65,000

Other International
Flow(2)	4,000	4,700		4,900	5,800	5,600	5,300
Bulk	300	300		300	600	600	600

Total Other International	4,300	5,000		5,200	6,400	6,200	5,900

Total International Primary Risk In-force	$163,000	$172,900		$166,700	$162,600	$148,000	$130,300

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	“NM” is defined as not meaningful for increases or decreases greater than 500%.
(2)	Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe.
(3)

The ratio of incurred losses and loss adjustment expense to net earned premiums. In determining the pricing of the mortgage insurance products, the company develops a pricing loss ratio which uses industry and company loss experience over a number of years, which incorporate both favorable and unfavorable economic environments, differing coverage levels and varying capital requirements. Actual results may vary from pricing loss ratios for a number of reasons, which include differing economic conditions and actual individual product and lender performance. New business pricing loss ratios for the international businesses were as follows for all periods: Canada 35%-40%, Australia 25%-35% and Europe 60%-65%. However, in the second half of 2009, re-pricing efforts in Europe resulted in new business pricing loss ratios of 40%-50% in most countries.

(4)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of deferred acquisition costs (DAC) and intangibles.

(5)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(6)

The businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans the company insures in those markets. For the purpose of representing the risk in-force, the company has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the businesses in Australia, New Zealand and Canada. This factor was 35% for all periods presented.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Selected Key Performance Measures—International Mortgage Insurance—Canada

(dollar amounts in millions)

Primary Insurance	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Insured loans in-force	1,250,734	1,232,052	1,213,080	1,198,792	1,188,541
Insured delinquent loans	3,231	3,460	3,381	3,359	3,551
Insured delinquency rate	0.26%	0.28%	0.28%	0.28%	0.30%
Flow loans in-force	962,793	942,850	931,882	918,015	904,702
Flow delinquent loans	3,009	3,218	3,149	3,102	3,283
Flow delinquency rate	0.31%	0.34%	0.34%	0.34%	0.36%
Bulk loans in-force	287,941	289,202	281,198	280,777	283,839
Bulk delinquent loans	222	242	232	257	268
Bulk delinquency rate	0.08%	0.08%	0.08%	0.09%	0.09%

Loss Metrics	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Beginning Reserves	$222	$219	$213	$192	$155
Paid claims	(53)	(59)	(57)	(52)	(39)
Increase in reserves	49	56	59	58	62
Impact of changes in foreign exchange rates	(10)	6	4	15	14

Ending Reserves	$208	$222	$219	$213	$192

	June 30, 2010		March 31, 2010		June 30, 2009
Province and Territory	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate
Ontario	48%	0.19%	48%	0.23%	48%	0.30%
British Columbia	16	0.26%	16	0.25%	16	0.21%
Alberta	15	0.57%	15	0.55%	15	0.47%
Quebec	14	0.24%	14	0.30%	14	0.29%
Nova Scotia	2	0.23%	2	0.26%	2	0.29%
Saskatchewan	2	0.13%	2	0.13%	2	0.13%
Manitoba	1	0.08%	1	0.08%	1	0.12%
New Brunswick	1	0.27%	1	0.26%	1	0.25%
All Other	1	0.10%	1	0.08%	1	0.15%

Total	100%	0.26%	100%	0.28%	100%	0.30%

By Policy Year
2002 and Prior	14%	0.03%	15%	0.03%	16%	0.04%
2003	6	0.06%	6	0.08%	6	0.14%
2004	8	0.10%	9	0.11%	9	0.20%
2005	9	0.17%	9	0.18%	10	0.27%
2006	11	0.37%	11	0.39%	13	0.53%
2007	23	0.54%	24	0.59%	27	0.56%
2008	14	0.58%	14	0.56%	15	0.31%
2009	9	0.14%	9	0.11%	4	0.02%
2010	6	—%	3	—%	—	—%

Total	100%	0.26%	100%	0.28%	100%	0.30%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Selected Key Performance Measures—International Mortgage Insurance—Canada

(Canadian dollar amounts in millions)

	2010			2009
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$53	$61	$114	$58	$56	$45	$27	$186
Bulk	1	1	2	2	1	—	1	4

Total Paid Claims	$54	$62	$116	$60	$57	$45	$28	$190

Average Paid Claim (in thousands)	$62.6	$69.8		$71.0	$69.8	$66.9	$64.2

Average Reserve Per Delinquency (in thousands)	$68.5	$65.2		$67.8	$68.2	$62.8	$58.1

Loss Metrics
Beginning Reserves	$226	$229		$229	$223	$196	$161
Paid claims	(54)	(62)		(60)	(57)	(45)	(28)
Increase in reserves	49	59		60	63	72	63

Ending Reserves	$221	$226		$229	$229	$223	$196

Loan Amount
Over $550K	4%	3%		3%	3%	3%	3%
$400K to $550K	7	7		7	7	7	6
$250K to $400K	28	28		28	27	27	27
$100K to $250K	54	55		55	56	55	56
$100K or Less	7	7		7	7	8	8

Total	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$187	$186		$185	$183	$182	$182

All amounts presented in Canadian dollars.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Selected Key Performance Measures—International Mortgage Insurance—Australia

(dollar amounts in millions)

Primary Insurance	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Insured loans in-force	1,477,778	1,483,844	1,475,157	1,466,618	1,451,862
Insured delinquent loans	7,127	7,274	6,834	6,564	7,094
Insured delinquency rate	0.48%	0.49%	0.46%	0.45%	0.49%
Flow loans in-force	1,314,892	1,319,402	1,306,302	1,295,401	1,278,246
Flow delinquent loans	6,975	7,149	6,724	6,438	6,963
Flow delinquency rate	0.53%	0.54%	0.51%	0.50%	0.54%
Bulk loans in-force	162,886	164,442	168,855	171,217	173,616
Bulk delinquent loans	152	125	110	126	131
Bulk delinquency rate	0.09%	0.08%	0.07%	0.07%	0.08%

Loss Metrics	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Beginning Reserves	$195	$202	$186	$172	$154
Paid claims	(53)	(46)	(28)	(38)	(49)
Increase in reserves	36	36	41	36	41
Impact of changes in foreign exchange rates	(14)	3	3	16	26

Ending Reserves	$164	$195	$202	$186	$172

	June 30, 2010		March 31, 2010		June 30, 2009
State and Territory	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate
New South Wales	31%	0.57%	31%	0.60%	32%	0.74%
Victoria	23	0.38%	23	0.39%	23	0.40%
Queensland	22	0.51%	22	0.45%	22	0.33%
Western Australia	10	0.43%	10	0.42%	10	0.32%
South Australia	6	0.41%	6	0.38%	5	0.29%
New Zealand	3	1.20%	3	1.57%	3	1.44%
Australian Capital Territory	2	0.09%	2	0.10%	2	0.13%
Tasmania	2	0.26%	2	0.25%	2	0.22%
Northern Territory	1	0.13%	1	0.09%	1	0.14%

Total	100%	0.48%	100%	0.49%	100%	0.49%

By Policy Year
2002 and Prior	16%	0.06%	17%	0.05%	18%	0.05%
2003	6	0.25%	6	0.24%	7	0.27%
2004	7	0.40%	7	0.43%	8	0.55%
2005	10	0.55%	10	0.60%	12	0.78%
2006	13	0.72%	14	0.83%	16	0.95%
2007	15	1.05%	15	1.18%	17	0.97%
2008	13	1.08%	13	0.93%	15	0.45%
2009	15	0.30%	15	0.13%	7	0.01%
2010	5	0.02%	3	—%	—	—%

Total	100%	0.48%	100%	0.49%	100%	0.49%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Selected Key Performance Measures—International Mortgage Insurance—Australia

(Australian dollar amounts in millions)

	2010			2009
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$60	$51	$111	$31	$45	$62	$33	$171
Bulk	—	—	—	—	1	—	1	2

Total Paid Claims	$60	$51	$111	$31	$46	$62	$34	$173

Average Paid Claim (in thousands)	$74.2	$66.8		$68.1	$61.4	$62.6	$55.4

Average Reserve Per Delinquency (in thousands)	$27.2	$29.1		$32.8	$32.1	$30.0	$31.6

Loss Metrics
Beginning Reserves	$212	$225		$211	$213	$221	$197
Paid claims	(60)	(51)		(31)	(46)	(62)	(34)
Increase in reserves	42	38		45	44	54	58

Ending Reserves	$194	$212		$225	$211	$213	$221

Loan Amount
Over $550K	10%	10%		10%	10%	10%	10%
$400K to $550K	14	14		13	13	13	13
$250K to $400K	35	34		35	34	34	33
$100K to $250K	34	34		34	35	35	36
$100K or Less	7	8		8	8	8	8

Total	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$187	$187		$187	$187	$186	$186
All amounts presented in Australian dollars.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

	June 30, 2010			March 31, 2010
Risk In-force by Loan-To-Value Ratio(1)	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada
95.01% and above	$26,419	$26,419	$—	$26,676	$26,676	$—
90.01% to 95.00%	20,206	20,204	3	20,622	20,620	3
80.01% to 90.00%	13,548	12,390	1,158	13,876	12,708	1,168
80.00% and below	16,963	2,357	14,606	17,708	2,417	15,292

Total Canada	$77,136	$61,370	$15,767	$78,882	$62,420	$16,462

Australia
95.01% and above	$13,032	$13,032	$1	$14,131	$14,130	$1
90.01% to 95.00%	16,066	16,056	10	17,275	17,263	12
80.01% to 90.00%	20,516	20,409	107	22,294	22,159	135
80.00% and below	31,979	23,512	8,467	35,335	25,914	9,421

Total Australia	$81,593	$73,009	$8,584	$89,035	$79,466	$9,569

Other International
95.01% and above	$840	$840	$—	$1,094	$1,094	$—
90.01% to 95.00%	1,899	1,856	43	2,155	2,107	47
80.01% to 90.00%	1,332	1,132	200	1,502	1,282	220
80.00% and below	213	196	17	224	206	19

Total Other International	$4,284	$4,023	$260	$4,974	$4,689	$285

Amounts may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Net Operating Income and Sales—Lifestyle Protection Insurance

(amounts in millions)

	2010			2009
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$244	$258	$502	$288	$287	$284	$282	$1,141
Net investment income	38	47	85	36	42	47	32	157
Net investment gains (losses)	2	2	4	—	(3)	(1)	(13)	(17)
Insurance and investment product fees and other	—	4	4	2	10	4	4	20

Total revenues	284	311	595	326	336	334	305	1,301

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	57	68	125	76	83	101	83	343
Acquisition and operating expenses, net of deferrals	157	154	311	163	169	160	153	645
Amortization of deferred acquisition costs and intangibles	43	50	93	56	47	49	58	210
Interest expense	10	23	33	4	15	24	7	50

Total benefits and expenses	267	295	562	299	314	334	301	1,248

INCOME BEFORE INCOME TAXES	17	16	33	27	22	—	4	53
Provision (benefit) for income taxes	4	3	7	4	6	(3)	1	8

NET INCOME	13	13	26	23	16	3	3	45
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	13	13	26	23	16	3	3	45

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	(1)	(2)	—	2	1	8	11

NET OPERATING INCOME(1)	$12	$12	$24	$23	$18	$4	$11	$56

Effective tax rate (operating income)	24.8%	14.9%	20.2%	17.3%	26.2%	-341.2%	34.6%	20.4%
SALES:
Lifestyle Protection Insurance
Traditional indemnity premiums	$220	$263	$483	$283	$289	$272	$267	$1,111
Premium equivalents for administrative services only business	4	4	8	1	4	6	8	19
Reinsurance premiums assumed accounted for under the deposit method	200	170	370	180	181	178	132	671

Total Lifestyle Protection Insurance(2)	424	437	861	464	474	456	407	1,801
Mexico Operations	—	—	—	—	18	16	16	50

Total Sales	$424	$437	$861	$464	$492	$472	$423	$1,851

SALES BY REGION(3):
Lifestyle Protection Insurance
Established European Regions
Western Region	$126	$166	$292	$155	$165	$158	$147	$625
Southern Region	109	100	209	132	137	138	111	518
Nordic region	86	82	168	90	85	78	69	322
Structured Deals(4)	93	78	171	77	74	69	66	286
Other Countries	10	11	21	10	13	13	14	50

Total Lifestyle Protection Insurance	424	437	861	464	474	456	407	1,801
Mexico Operations	—	—	—	—	18	16	16	50

Total Sales	$424	$437	$861	$464	$492	$472	$423	$1,851

Loss Ratio(5)	23%	26%	25%	26%	27%	34%	27%	28%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the lifestyle protection insurance business was $13 million and $25 million for the three and six months ended June 30, 2010, respectively.

(2)

Sales adjusted for foreign exchange as compared to the prior year period for the lifestyle protection insurance business was $432 million and $831 million for the three and six months ended June 30, 2010, respectively.

(3)	In the first quarter of 2010, the company changed the way it reports sales by region. All prior period amounts have been re-presented.
(4)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements and ongoing reciprocal arrangements in place with certain clients.
(5)	The ratio of incurred losses and loss adjustment expense to net earned premiums excluding amounts associated with the Mexico operations.

U.S. Mortgage Insurance

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Net Operating Loss and Sales—U.S. Mortgage Insurance

(amounts in millions)

	2010			2009
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$153	$142	$295	$146	$156	$164	$170	$636
Net investment income	31	30	61	32	34	35	33	134
Net investment gains (losses)	(3)	4	1	27	41	—	(19)	49
Insurance and investment product fees and other	—	5	5	2	4	(3)	4	7

Total revenues	181	181	362	207	235	196	188	826

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	216	196	412	272	346	371	403	1,392
Acquisition and operating expenses, net of deferrals	33	34	67	33	34	33	32	132
Amortization of deferred acquisition costs and intangibles	4	3	7	6	6	5	5	22

Total benefits and expenses	253	233	486	311	386	409	440	1,546

LOSS BEFORE INCOME TAXES	(72)	(52)	(124)	(104)	(151)	(213)	(252)	(720)
Benefit for income taxes	(29)	(19)	(48)	(48)	(62)	(79)	(104)	(293)

NET LOSS	(43)	(33)	(76)	(56)	(89)	(134)	(148)	(427)

ADJUSTMENT TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	3	(3)	—	(18)	(27)	—	13	(32)

NET OPERATING LOSS	$(40)	$(36)	$(76)	$(74)	$(116)	$(134)	$(135)	$(459)

Effective tax rate (operating loss)	40.8%	36.5%	38.9%	43.8%	39.7%	37.2%	41.7%	40.3%

SALES:
New Insurance Written (NIW)
Flow	$2,100	$1,500	$3,600	$1,800	$1,500	$1,600	$2,500	$7,400
Bulk	100	200	300	400	500	1,700	1,100	3,700
Pool	—	—	—	—	—	100	100	200

Total U.S. Mortgage Insurance NIW	$2,200	$1,700	$3,900	$2,200	$2,000	$3,400	$3,700	$11,300

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Other Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

	2010				2009
	2Q	1Q		Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$152	$142		$294	$144	$150	$160	$171	$625
New Risk Written
Flow	$480	$335		$815	$373	$316	$323	$510	$1,522
Bulk	5	8		13	18	23	67	45	153

Total Primary	485	343		828	391	339	390	555	1,675
Pool	—	—		—	1	2	3	2	8

Total New Risk Written	$485	$343		$828	$392	$341	$393	$557	$1,683

Primary Insurance In-force	$131,900	$134,800			$145,100	$149,500	$155,200	$159,800
Risk In-force
Flow	$29,836	$30,206			$30,951	$31,846	$32,803	$34,085
Bulk	509	523			771	776	775	721

Total Primary	30,345	30,729			31,722	32,622	33,578	34,806
Pool	314	322			331	339	349	355

Total Risk In-force	$30,659	$31,051			$32,053	$32,961	$33,927	$35,161

GAAP Basis Expense Ratio(2)	25%	26%		25%	27%	25%	23%	22%	24%
Adjusted Expense Ratio(3)	25%	26%		25%	28%	26%	24%	22%	25%
Flow Persistency	88%	86%			84%	84%	81%	83%
Gross Written Premiums Ceded To Captives/Total Direct Written Premiums	18%	20%			21%	21%	22%	22%
Risk To Capital Ratio(4)	N/A	14.9:1			14.6:1	15.1:1	14.8:1	13.8:1

Average Primary Loan Size (in thousands)	$161	$160			$163	$163	$164	$164
Primary Risk In-Force Subject To Captives	47%	48%			50%	51%	52%	53%
Primary Risk In-Force That Is GSE Conforming	96%	96%			96%	96%	96%	96%

Beginning Number of Primary Delinquencies	107,104	122,279		122,279	115,430	102,800	92,964	83,377	83,377
New Delinquencies	26,034	31,126		57,160	37,539	40,388	36,434	39,944	154,305
Delinquency Cures	(25,868)	(41,272	)(1)	(67,140)	(26,425)	(24,014)	(22,790)	(26,801)	(100,030)
Paid Claims	(5,511)	(5,029)		(10,540)	(4,265)	(3,744)	(3,808)	(3,556)	(15,373)

Ending Number of Primary Delinquencies	101,759	107,104		101,759	122,279	115,430	102,800	92,964	122,279

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

In the first quarter of 2010, the company reached a settlement with a GSE counterparty regarding certain bulk Alt-A business. Delinquency cures included approximately 10,100 cures related to this settlement.

(2)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals and amortization of DAC and intangibles.

(3)

The ratio of an insurer’s general expenses to net written premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals and amortization of DAC and intangibles.

(4)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The risk to capital ratio for the U.S. mortgage insurance business is not available for the current period due to the timing of the statutory statement filings.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Loss Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

	2010					2009
	2Q		1Q		Total	4Q	3Q		2Q	1Q	Total
Net Paid Claims
Flow	$187		$219		$406	$202	$177		$187	$197	$763
Bulk	48		209		257	10	205		2	1	218

Total Primary	235		428		663	212	382		189	198	981
Pool	1		—		1	—	—		1	—	1

Total Net Paid Claims	$236	(1)	$428	(3)	$664	$212	$382	(7)	$190	$198	$982

Average Paid Claim (in thousands)	$42.6	(2)	$84.7	(4)		$49.2	$100.6	(10)	$49.5	$55.5

Number of Primary Delinquencies
Flow	98,771		102,389			107,495	100,208		87,590	79,349
Bulk loans with established reserve	1,510		2,155			11,319	11,002		10,294	7,561
Bulk loans with no reserve(5)	1,478		2,560			3,465	4,220		4,916	6,054

Average Reserve Per Delinquency (in thousands)
Flow	$19.5		$19.2			$18.9	$20.0		$22.9	$23.1
Bulk loans with established reserve	12.8		21.7			20.8	19.2		12.7	11.3
Bulk loans with no reserve(5)	—		—			—	—		—	—

Beginning Reserves	$2,016		$2,289		$2,289	$2,233	$2,264		$2,028	$1,711	$1,711
Paid claims	(335	)(1)	(503	)(3)	(839)	(256)	(425	)(7)	(213)	(205)	(1,099)
Increase in reserves	271	(1)	230	(3)	500	312	394	(7)	449	522	1,677

Ending Reserves	$1,952		$2,016		$1,950	$2,289	$2,233		$2,264	$2,028	$2,289

Beginning Reinsurance Recoverable(6)	$634		$674		$674	$679	$673		$619	$506	$506
Ceded paid claims	(99)		(75)		(174)	(44)	(43)		(23)	(7)	(117)
Increase in recoverable	56		35		91	39	49		77	120	285

Ending Reinsurance Recoverable	$591		$634		$591	$674	$679		$673	$619	$674

Loss Ratio(8)	141%		138%		140%	186%	223%		225%	237%	219%
Estimated Savings For Loss Mitigation Activities(9)	$217		$233		$450	$290	$224		$188	$145	$847

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)

Net paid claims and change in reserves include the impact of settlements that the company reached during the second quarter of 2010 with a GSE counterparty regarding certain bulk Alt-A business and with a servicer regarding rescissions.

(2)	Excluding the GSE Alt-A business and the servicer settlements in the second quarter of 2010, the average paid claim was approximately $45,800 in the second quarter of 2010.
(3)

In the first quarter of 2010, the company reached a settlement with a GSE counterparty regarding certain bulk Alt-A business. Net paid claims included $180 million and the change in reserves included a decrease of $185 million related to this settlement.

(4)	Excluding the GSE Alt-A business settlement in the first quarter of 2010, the average paid claim was approximately $49,100 in the first quarter of 2010.
(5)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(6)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(7)

In the third quarter of 2009, the company settled arbitration proceedings with a lender regarding certain bulk transactions related to payment option adjustable rate (POA) loans. The settlement resolves prior claims, or pending and anticipated future unpaid claims for coverage benefits under the policies for the POA loans, and the lender’s bad faith counterclaims. Net paid claims included $203 million and the change in reserves included a decrease of $108 million related to this settlement.

(8)

The ratio of incurred losses and loss adjustment expense to net earned premiums. Excluding the GSE Alt-A business settlements in the first and second quarters of 2010, the loss ratios were 144% and 143% for the three and six months ended June 30, 2010, respectively, and 141% for the three months ended March 31, 2010. Excluding the bulk business settlement in the third quarter of 2009, the loss ratios were 162% and 204% for the three months ended September 30, 2009 and the twelve months ended December 31, 2009, respectively.

(9)

Loss mitigation activities include rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales and other loan workouts and claim mitigation actions. Estimated savings for rescissions represent the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings for loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid.

(10)	Excluding the settlement in the third quarter of 2009 related to the bulk business, the average paid claim was approximately $47,200 in the third quarter of 2009.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Portfolio Quality Metrics—U.S. Mortgage Insurance

	2010		2009
	2Q	1Q	4Q	3Q	2Q	1Q
Risk In-force by Credit Quality(1)
Primary by FICO Scores >679	65%	64%	64%	64%	63%	63%
Primary by FICO Scores 620-679	27%	28%	28%	28%	29%	29%
Primary by FICO Scores 575-619	6%	6%	6%	6%	6%	6%
Primary by FICO Scores <575	2%	2%	2%	2%	2%	2%

Flow by FICO Scores >679	65%	64%	64%	63%	63%	63%
Flow by FICO Scores 620-679	27%	28%	28%	29%	29%	29%
Flow by FICO Scores 575-619	6%	6%	6%	6%	6%	6%
Flow by FICO Scores <575	2%	2%	2%	2%	2%	2%

Bulk by FICO Scores >679	88%	87%	86%	85%	85%	84%
Bulk by FICO Scores 620-679	10%	11%	12%	13%	13%	14%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	1%	1%
Bulk by FICO Scores <575	1%	1%	1%	1%	1%	1%

Primary A minus	5%	5%	5%	5%	6%	6%
Primary Sub-prime(2)	5%	5%	5%	5%	5%	5%

Primary Loans
Primary loans in-force	821,617	840,618	890,730	914,770	947,777	973,988
Primary delinquent loans	101,759	107,104	122,279	115,430	102,800	92,964
Primary delinquency rate	12.39%	12.74%	13.73%	12.62%	10.85%	9.54%

Flow loans in-force	723,301	735,564	753,370	774,000	796,633	826,663
Flow delinquent loans	98,771	102,389	107,495	100,208	87,590	79,349
Flow delinquency rate	13.66%	13.92%	14.27%	12.95%	11.00%	9.60%

Bulk loans in-force	98,316	105,054	137,360	140,770	151,144	147,325
Bulk delinquent loans	2,988	4,715	14,784	15,222	15,210	13,615
Bulk delinquency rate	3.04%	4.49%	10.76%	10.81%	10.06%	9.24%

A minus and sub-prime loans in-force	83,859	86,185	89,678	93,344	97,271	101,413
A minus and sub-prime delinquent loans	24,867	26,387	29,238	28,151	25,271	23,448
A minus and sub-prime delinquency rate	29.65%	30.62%	32.60%	30.16%	25.98%	23.12%

Pool Loans
Pool loans in-force	19,473	19,907	20,370	20,859	21,166	21,870
Pool delinquent loans	831	783	781	741	632	586
Pool delinquency rate	4.27%	3.93%	3.83%	3.55%	2.99%	2.68%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Excludes loans classified as A minus.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Portfolio Quality Metrics—U.S. Mortgage Insurance

	June 30, 2010			March 31, 2010		June 30, 2009
	% of Total Reserves(1)	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate
By Region
Southeast(2)	31%	23%	17.06%	23%	17.28%	24%	14.98%
South Central(3)	15	16	11.41%	16	11.81%	17	9.27%
Northeast(4)	10	14	10.85%	14	11.13%	13	8.78%
North Central(5)	12	11	11.50%	11	11.66%	11	9.08%
Pacific(6)	15	11	15.83%	11	16.66%	11	16.14%
Great Lakes(7)	7	9	9.08%	9	9.47%	8	8.58%
Plains(8)	3	6	7.59%	6	7.72%	6	6.16%
Mid-Atlantic(9)	4	5	11.23%	5	11.85%	5	9.63%
New England(10)	3	5	11.11%	5	11.67%	5	9.38%

Total	100%	100%	12.39%	100%	12.74%	100%	10.85%

By State
Florida	20%	8%	28.86%	8%	29.07%	8%	26.81%
Texas	3%	7%	8.80%	7%	9.10%	7%	6.76%
New York	4%	6%	8.88%	6%	9.12%	6%	7.03%
California	8%	5%	16.40%	5%	17.72%	5%	19.08%
Illinois	7%	5%	15.79%	5%	16.09%	5%	12.11%
Georgia	4%	4%	17.13%	4%	17.40%	4%	13.06%
North Carolina	2%	4%	11.12%	4%	11.50%	4%	8.44%
Pennsylvania	2%	4%	10.34%	4%	10.66%	4%	8.41%
New Jersey	4%	4%	16.36%	4%	16.68%	4%	13.31%
Ohio	2%	3%	7.85%	3%	8.11%	3%	6.94%

(1)	Total reserves were $1,952 million as of June 30, 2010.
(2)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee
(3)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah
(4)	New Jersey, New York and Pennsylvania
(5)	Illinois, Minnesota, Missouri and Wisconsin
(6)	Alaska, California, Hawaii, Nevada, Oregon and Washington
(7)	Indiana, Kentucky, Michigan and Ohio
(8)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming
(9)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia
(10)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

Primary Risk In-force:	June 30, 2010	% of Total	March 31, 2010	% of Total	June 30, 2009	% of Total
Lender concentration (by original applicant)	$30,345		$30,729		$33,578
Top 10 lenders	15,098		15,365		16,495
Top 20 lenders	17,528		17,904		19,736

Loan-to-value ratio
95.01% and above	$7,633	25%	$7,775	25%	$8,456	25%
90.01% to 95.00%	10,491	35	10,594	34	11,457	34
80.01% to 90.00%	11,775	39	11,902	39	12,974	39
80.00% and below	446	1	458	2	691	2

Total	$30,345	100%	$30,729	100%	$33,578	100%

Loan grade
Prime	$27,220	90%	$27,525	90%	$29,914	89%
A minus and sub-prime	3,125	10	3,204	10	3,664	11

Total	$30,345	100%	$30,729	100%	$33,578	100%

Loan type(1)
First mortgages
Fixed rate mortgage
Flow	$29,152	96%	$29,502	96%	$31,918	95%
Bulk	486	2	498	2	685	2
Adjustable rate mortgage
Flow	684	2	704	2	885	3
Bulk	23	—	25	—	90	—
Second mortgages	—	—	—	—	—	—

Total	$30,345	100%	$30,729	100%	$33,578	100%

Type of documentation
Alt-A
Flow	$958	3%	$991	3%	$1,211	4%
Bulk	43	—	65	—	275	1
Standard(2)
Flow	28,878	95	29,215	95	31,592	94
Bulk	466	2	458	2	500	1

Total	$30,345	100%	$30,729	100%	$33,578	100%

Mortgage term
15 years and under	$369	1%	$360	1%	$376	1%
More than 15 years	29,976	99	30,369	99	33,202	99

Total	$30,345	100%	$30,729	100%	$33,578	100%

(1)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.
(2)

Standard includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with historical and expected delinquency rates consistent with the company’s standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

	June 30, 2010
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-force	% of Total	Primary Risk In-force	% of Total
1999 and Prior	7.80%	1%	$2,004	1.5%	$520	1.7%
2000	8.26%	—	353	0.3	89	0.3
2001	7.49%	1	1,292	1.0	325	1.1
2002	6.62%	1	3,098	2.3	753	2.5
2003	5.65%	2	12,480	9.5	2,105	6.9
2004	5.88%	2	7,317	5.5	1,640	5.4
2005	5.98%	13	11,559	8.8	2,931	9.7
2006	6.52%	23	15,453	11.7	3,737	12.3
2007	6.61%	50	33,467	25.4	8,229	27.1
2008	6.19%	7	30,998	23.5	7,633	25.2
2009	5.08%	—	10,061	7.6	1,563	5.1
2010	4.97%	—	3,854	2.9	820	2.7

Total	6.22%	100%	$131,936	100.0%	$30,345	100.0%

Occupancy and Property Type					June 30, 2010	March 31, 2010
Occupancy Status % of Primary Risk In-force
Primary residence					93.5%	93.4%
Second home					4.0	4.0
Non-owner occupied					2.5	2.6

Total					100.0%	100.0%

Property Type % of Primary Risk In-force
Single family detached					85.7%	85.7%
Condominium and co-operative					11.3	11.3
Multi-family and other					3.0	3.0

Total					100.0%	100.0%

(1)	Average Annual Mortgage Interest Rate
(2)	Total reserves were $1,952 million as of June 30, 2010.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in billions)

	FICO > 679		FICO 620 - 679(1)		FICO < 620		Total
	2010		2010		2010		2010
Primary Risk In-force	2Q	1Q	2Q	1Q	2Q	1Q	2Q	1Q
Total Primary Risk In-force	$19.7	$19.8	$8.4	$8.6	$2.2	$2.3	$30.3	$30.7
Delinquency rate(2)	7.7%	7.9%	19.3%	19.7%	30.1%	31.0%	12.4%	12.7%

2010 policy year	$0.8	$0.3	$—	$—	$—	$—	$0.8	$0.3
Delinquency rate	—%	—%	—%	0.2%	—%	—%	—%	—%

2009 policy year	$1.5	$1.5	$0.1	$0.1	$—	$—	$1.6	$1.6
Delinquency rate	0.2%	0.2%	1.3%	1.2%	7.9%	9.2%	0.3%	0.2%

2008 policy year	$5.9	$6.0	$1.5	$1.5	$0.3	$0.3	$7.7	$7.8
Delinquency rate	6.0%	5.7%	15.2%	14.8%	27.7%	28.2%	8.6%	8.3%

2007 policy year	$4.6	$4.8	$2.7	$2.8	$0.9	$0.9	$8.2	$8.5
Delinquency rate	12.8%	13.3%	24.0%	24.7%	35.4%	36.5%	19.1%	19.6%

2006 policy year	$2.0	$2.2	$1.3	$1.3	$0.4	$0.4	$3.7	$3.9
Delinquency rate	13.1%	13.2%	23.1%	23.5%	30.3%	31.9%	18.1%	18.5%

2005 policy year	$1.7	$1.7	$1.0	$1.0	$0.2	$0.2	$2.9	$2.9
Delinquency rate	11.5%	11.5%	20.5%	20.9%	26.6%	27.0%	15.7%	15.8%

2004 and prior policy years	$3.2	$3.3	$1.8	$1.9	$0.4	$0.5	$5.4	$5.7
Delinquency rate	5.6%	5.6%	15.7%	15.9%	24.9%	25.2%	9.9%	10.0%
Fixed rate mortgage	$19.3	$19.4	$8.2	$8.4	$2.1	$2.2	$29.6	$30.0
Delinquency rate	7.4%	7.6%	19.1%	19.5%	30.0%	30.8%	12.1%	12.5%

Adjustable rate mortgage	$0.4	$0.4	$0.2	$0.2	$0.1	$0.1	$0.7	$0.7
Delinquency rate	24.0%	23.5%	27.4%	27.8%	37.5%	37.7%	26.4%	26.2%
Loan-to-value > 95%	$3.9	$4.0	$2.8	$2.9	$0.9	$0.9	$7.6	$7.8
Delinquency rate	9.7%	9.9%	22.5%	22.9%	34.4%	35.8%	17.6%	18.0%

Alt-A(3)	$0.7	$0.7	$0.3	$0.3	$—	$0.1	$1.0	$1.1
Delinquency rate	18.8%	20.5%	33.9%	35.1%	36.1%	37.0%	23.3%	24.7%

Interest only and option ARMs	$1.6	$1.7	$0.6	$0.6	$0.1	$0.1	$2.3	$2.4
Delinquency rate	26.6%	26.5%	39.2%	39.0%	44.9%	45.8%	30.7%	30.6%

(1)	Loans with unknown FICO scores are included in the 620—679 category.
(2)	Delinquency rate represents the number of lender reported delinquencies divided by the number of remaining policies consistent with mortgage insurance practices.
(3)	Alt-A consists of loans with reduced documentation or verification of income or assets and a higher historical and expected delinquency rate than standard documentation loans.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Other Metrics—U.S. Mortgage Insurance Bulk Risk In-force

(dollar amounts in millions)

	June 30, 2010	March 31, 2010	June 30, 2009
GSE Alt-A
Risk in-force	$29	$58	$331
Average FICO score	732	721	720
Loan-to-value ratio	81%	79%	79%
Standard documentation(1)	11%	18%	23%
Stop loss	100%	100%	100%
Deductible	—%	49%	81%

FHLB
Risk in-force	$399	$382	$359
Average FICO score	755	757	754
Loan-to-value ratio	75%	70%	75%
Standard documentation(1)	97%	96%	96%
Stop loss	91%	90%	87%
Deductible	100%	100%	100%

Other
Risk in-force	$81	$83	$85
Average FICO score	692	699	691
Loan-to-value ratio	92%	91%	92%
Standard documentation(1)	97%	97%	96%
Stop loss	9%	9%	10%
Deductible	—%	—%	—%
Total Bulk Risk In-force	$509	$523	$775

(1)

Standard documentation includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with the standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Aggregate Book Year Analysis Provided to Illustrate Directional Progression Toward Captive Attachment(1)

			June 30, 2010			March 31, 2010
Book Year(2)	Original Book Risk In-force ($B)	Progression To Attachment Point	Current Risk In-force ($B)	Ever-To-Date Incurred Losses ($MM)	Captive Benefits ($MM)	Current Risk In-force ($B)	Ever-To-Date Incurred Losses ($MM)	Captive Benefits ($MM)
2004		0%-50%	$0.1	$8		$0.2	$16
2004		50%-75%	0.5	46		0.5	40
2004		75%-99%	0.3	31		0.2	22
2004		Attached	—	9		—	9

2004 Total	$3.3		$0.9	$94	$—	$0.9	$87	$—

2005		0%-50%	$—	$1		$—	$1
2005		50%-75%	—	1		—	—
2005		75%-99%	—	3		0.1	7
2005		Attached	1.8	364		1.8	335

2005 Total	$4.2		$1.8	$369	20	$1.9	$343	15

2006		0%-50%	$—	$1		$—	$1
2006		50%-75%	—	1		—	1
2006		75%-99%	—	1		—	1
2006		Attached	2.1	532		2.2	511

2006 Total	$3.8		$2.1	$535	12	$2.2	$514	9

2007		0%-50%	$—	$—		$—	$—
2007		50%-75%	—	1		—	1
2007		75%-99%	0.1	5		0.1	5
2007		Attached	4.4	917		4.6	892

2007 Total	$6.2		$4.5	$923	16	$4.7	$898	7

2008		0%-50%	$0.6	$10		$0.7	$8
2008		50%-75%	0.3	12		0.4	16
2008		75%-99%	0.2	10		1.0	48
2008		Attached	1.3	83		0.4	28

2008 Total	$3.0		$2.4	$115	7	$2.5	$100	3

Captive Benefits In Quarter ($MM)					$55			$34

(1)

Data presented in aggregate for all trusts. Actual trust attachment and exit points will vary by individual lender contract. For purposes of this illustration, ever-to-date incurred losses equal current reserves plus ever-to-date paid claims. The information presented excludes quota share captive reinsurance data. Progress toward captive attachment is determined at a lender level for each book year by dividing ever-to-date incurred losses by original risk in-force for that book year.

(2)	Book year figures may include loans from additional periods pursuant to reinsurance agreement terms and conditions.

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Net Operating Income (Loss)—Corporate and Other(1)

(amounts in millions)

	2010			2009
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$1	$1	$2
Net investment income	35	9	44	33	25	60	55	173
Net investment gains (losses)	(68)	(16)	(84)	(21)	(65)	(61)	(162)	(309)
Insurance and investment product fees and other	(3)	3	—	22	12	41	75	150

Total revenues	(36)	(4)	(40)	34	(28)	41	(31)	16

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	2	—	—	2
Interest credited	35	39	74	40	39	79	89	247
Acquisition and operating expenses, net of deferrals	9	8	17	17	9	15	11	52
Amortization of deferred acquisition costs and intangibles	4	4	8	4	5	3	5	17
Interest expense	70	70	140	59	58	66	62	245

Total benefits and expenses	118	121	239	120	113	163	167	563

LOSS BEFORE INCOME TAXES	(154)	(125)	(279)	(86)	(141)	(122)	(198)	(547)
Benefit from income taxes	(51)	(157)	(208)	(8)	(67)	(17)	(102)	(194)

NET INCOME (LOSS)	(103)	32	(71)	(78)	(74)	(105)	(96)	(353)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	42	11	53	16	41	38	106	201
Net tax benefit related to separation from the company’s former parent	—	(106)	(106)	—	—	—	—	—

NET OPERATING INCOME (LOSS)	$(61)	$(63)	$(124)	$(62)	$(33)	$(67)	$10	$(152)

Effective tax rate (operating income (loss))	30.6%	42.1%	37.0%	2.8%	57.4%	-6.8%	128.5%	36.4%

Guaranteed Investment Contracts, Funding Agreements Backing Notes and Funding Agreements:
Account value, beginning of period	$4,372	$4,502	$4,502	$5,053	$5,555	$6,677	$8,104	$8,104
Deposits	152	—	152	—	—	—	—	—
Surrenders and benefits(2)	(124)	(171)	(295)	(596)	(553)	(1,177)	(1,466)	(3,792)

Net flows	28	(171)	(143)	(596)	(553)	(1,177)	(1,466)	(3,792)
Interest credited	43	43	86	45	47	52	61	205
Foreign currency translation	(2)	(2)	(4)	—	4	3	(22)	(15)

Account value, end of period	$4,441	$4,372	$4,441	$4,502	$5,053	$5,555	$6,677	$4,502

(1)	Includes inter-segment eliminations and non-strategic products.
(2)	The company has included in “surrenders and benefits” the early retirement of institutional contracts at a discount to contract values.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Investments Summary

(amounts in millions)

		June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009		June 30, 2009
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$30,044	42%	$28,675	41%	$27,137	40%	$26,018	38%	$23,107	35%
Private fixed maturity securities		9,254	13	9,397	14	9,231	14	8,622	12	8,235	12
Residential mortgage-backed securities(1)		3,258	4	3,141	5	2,595	4	1,947	3	2,179	4
Commercial mortgage-backed securities		3,428	5	3,457	5	3,433	5	3,715	5	3,538	5
Other asset-backed securities		2,301	3	2,186	3	2,205	3	1,814	3	1,909	3
Tax-exempt		1,341	2	1,415	2	1,521	2	2,177	3	2,388	4
Non-investment grade fixed maturity securities		3,760	5	3,769	5	3,630	5	3,453	5	2,966	5
Equity securities:
Common stocks and mutual funds		81	—	82	—	94	—	105	—	113	—
Preferred stocks		118	—	97	—	65	—	59	—	139	1
Commercial mortgage loans		7,208	10	7,336	10	7,499	11	7,704	11	7,872	12
Restricted commercial mortgage loans related to securitization entities		535	1	552	1	—	—	—	—	—	—
Policy loans		1,467	2	1,408	2	1,403	2	1,408	2	2,087	3
Cash, cash equivalents and short-term investments		4,776	7	4,763	7	6,592	10	8,177	12	6,845	10
Securities lending		680	1	593	1	853	1	899	1	958	2
Other invested assets:	Limited partnerships(2)	363	1	371	1	430	1	583	1	610	1
	Derivatives:
	LTC forward starting swap—cash flow	540	1	69	—	73	—	281	1	188	1
	Other cash flow	142	—	101	—	101	—	123	—	76	—
	Fair value	144	—	151	—	156	—	180	—	170	—
	Equity index options—non-qualified	97	—	34	—	39	—	62	—	110	—
	LTC swaptions—non-qualified	4	—	14	—	54	—	195	—	161	—
	Other non-qualified	516	1	490	1	523	1	417	1	485	1
	Trading portfolio	221	—	167	—	174	—	180	—	163	—
	Counterparty collateral	1,058	1	628	1	647	1	937	2	833	1
	Restricted other invested assets related to securitization entities	374	1	385	1	—	—	—	—	—	—
	Other	87	—	57	—	62	—	59	—	80	—

Total invested assets and cash		$71,797	100%	$69,338	100%	$68,517	100%	$69,115	100%	$65,212	100%

Public Fixed Maturity Securities—Credit Quality:
Rating Agency Designation
AAA		$14,525	36%	$13,625	35%	$12,516	34%	$10,880	30%	$9,188	28%
AA		4,947	12	4,808	12	4,632	12	4,869	14	5,105	15
A		11,147	27	11,034	28	10,634	29	10,883	30	10,261	31
BBB		7,804	19	7,561	19	7,247	19	7,265	20	6,798	20
BB		1,373	4	1,441	4	1,339	4	1,264	4	1,278	4
B		430	1	454	1	414	1	522	1	447	1
CCC and lower		451	1	400	1	376	1	409	1	207	1
Not rated		—	—	—	—	—	—	27	—	—	—

Total public fixed maturity securities		$40,677	100%	$39,323	100%	$37,158	100%	$36,119	100%	$33,284	100%

Private Fixed Maturity Securities—Credit Quality:
Rating Agency Designation
AAA		$1,433	11%	$1,311	10%	$1,271	10%	$1,196	10%	$1,334	12%
AA		1,170	9	1,134	9	1,021	8	1,041	9	986	9
A		3,889	31	3,889	31	3,815	30	3,540	31	3,244	30
BBB		4,711	37	4,909	38	4,986	40	4,619	39	4,440	40
BB		1,135	9	1,184	10	1,247	10	905	8	801	7
B		245	2	151	1	156	1	212	2	128	1
CCC and lower		126	1	139	1	98	1	114	1	105	1

Total private fixed maturity securities		$12,709	100%	$12,717	100%	$12,594	100%	$11,627	100%	$11,038	100%

(1) The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2) Limited partnerships by type:
Real estate		$165		$159		$201		$213		$236
Infrastructure		114		113		109		144		147
Other		84		99		120		226		227

Total limited partnerships		$363		$371		$430		$583		$610

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Fixed Maturity Securities Summary

(amounts in millions)

	June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009		June 30, 2009
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government-sponsored enterprises	$3,684	7%	$3,029	6%	$2,602	5%	$2,166	5%	$1,249	3%
Tax-exempt	1,350	3	1,436	3	1,544	3	2,201	5	2,406	5
Foreign government	2,146	4	2,414	5	2,384	5	2,254	5	1,854	4
U.S. corporate	23,378	44	22,253	43	21,412	43	20,752	43	19,691	44
Foreign corporate	12,799	24	13,151	25	12,551	25	12,049	25	10,874	25
Residential mortgage-backed securities	3,955	7	3,810	7	3,227	7	2,584	5	2,644	6
Commercial mortgage-backed securities	3,726	7	3,693	7	3,617	7	3,886	8	3,632	9
Other asset-backed securities	2,348	4	2,254	4	2,415	5	1,854	4	1,972	4

Total fixed maturity securities	$53,386	100%	$52,040	100%	$49,752	100%	$47,746	100%	$44,322	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$8,076	24%	$8,440	26%	$8,917	28%	$8,754	29%	$8,496	30%
Utilities and energy	7,628	23	7,460	23	7,064	22	6,896	23	6,360	22
Consumer—non-cyclical	4,065	12	3,728	11	3,622	12	3,660	12	3,422	12
Consumer—cyclical	1,791	5	1,559	5	1,456	5	1,487	5	1,461	5
Capital goods	2,028	6	1,990	6	1,997	6	1,778	6	1,655	6
Industrial	1,461	4	1,431	4	1,372	4	1,340	4	1,244	4
Technology and communications	1,909	6	1,925	6	1,876	6	1,818	6	1,592	6
Transportation	1,290	4	1,240	4	1,129	4	1,253	4	1,201	4
Other	5,435	16	5,101	15	4,232	13	3,517	11	3,070	11

Subtotal	$33,683	100%	$32,874	100%	$31,665	100%	$30,503	100%	$28,501	100%

Non-Investment Grade:
Finance and insurance	$647	26%	$669	26%	$549	24%	$578	25%	$501	24%
Utilities and energy	221	9	240	10	236	10	241	10	222	11
Consumer—non-cyclical	282	11	322	13	340	15	286	12	255	12
Consumer—cyclical	193	8	210	8	181	8	183	8	151	7
Capital goods	388	16	379	15	351	15	360	16	363	18
Industrial	389	16	354	14	347	15	361	16	290	14
Technology and communications	229	9	226	9	167	7	183	8	180	9
Transportation	106	4	77	3	60	3	64	3	62	3
Other	39	1	53	2	67	3	42	2	40	2

Subtotal	$2,494	100%	$2,530	100%	$2,298	100%	$2,298	100%	$2,064	100%

Total	$36,177	100%	$35,404	100%	$33,963	100%	$32,801	100%	$30,565	100%

Fixed Maturity Securities—Contractual Maturity Dates:
Due in one year or less	$2,801	5%	$2,660	5%	$2,217	4%	$1,897	4%	$1,764	4%
Due after one year through five years	11,696	22	12,582	24	12,400	25	12,247	26	11,429	26
Due after five years through ten years	8,877	17	8,152	16	7,950	16	7,862	16	7,334	17
Due after ten years	19,983	37	18,889	36	17,926	36	17,416	37	15,547	35

Subtotal	43,357	81	42,283	81	40,493	81	39,422	83	36,074	82
Mortgage and asset-backed securities	10,029	19	9,757	19	9,259	19	8,324	17	8,248	18

Total fixed maturity securities	$53,386	100%	$52,040	100%	$49,752	100%	$47,746	100%	$44,322	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Additional Information on Mortgage-Backed and Asset-Backed Securities by Vintage As of June 30, 2010(1)

(amounts in millions)

Mortgage-backed and Asset-backed Securities Collateralized by Sub-prime Residential Mortgage Loans(2) :

	Fair Value								Net Unrealized Losses
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	2008	2009	2010	Total	2004 and Prior	2005	2006	2007	2008	2009	2010	Total
AAA	$44	$7	$—	$—	$—	$—	$—	$51	$(1)	$(1)	$—	$—	$—	$—	$—	$(2)
AA	21	17	—	20	—	—	—	58	(6)	(5)	—	(6)	—	—	—	(17)
A	11	19	3	—	—	—	—	33	(5)	(22)	(1)	—	—	—	—	(28)
BBB	17	15	—	—	—	—	—	32	(8)	(15)	—	—	—	—	—	(23)
BB	12	25	—	—	—	—	—	37	(8)	(5)	—	—	—	—	—	(13)
B	4	28	28	—	—	—	—	60	(3)	(12)	(14)	—	—	—	—	(29)
CCC and lower	24	38	87	14	—	—	—	163	(13)	(66)	(82)	(13)	—	—	—	(174)

Total	$133	$149	$118	$34	$—	$—	$—	$434	$(44)	$(126)	$(97)	$(19)	$—	$—	$—	$(286)

Mortgage-backed and Asset-backed Securities Collateralized by Alt-A Residential Mortgage Loans:
	Fair Value								Net Unrealized Losses
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	2008	2009	2010	Total	2004 and Prior	2005	2006	2007	2008	2009	2010	Total
AAA	$43	$18	$—	$—	$—	$—	$7	$68	$(6)	$—	$—	$—	$—	$—	$—	$(6)
AA	8	7	1	—	—	—	—	16	(1)	(4)	(2)	—	—	—	—	(7)
A	17	2	1	6	—	—	—	26	(2)	(2)	(3)	—	—	—	—	(7)
BBB	25	—	3	—	—	—	—	28	(18)	(2)	(11)	—	—	—	—	(31)
BB	1	4	—	4	—	—	—	9	(5)	(1)	—	(3)	—	—	—	(9)
B	3	40	29	4	—	—	—	76	(6)	(22)	(18)	(5)	—	—	—	(51)
CCC and lower	4	71	31	29	—	—	—	135	(20)	(66)	(14)	(19)	—	—	—	(119)

Total	$101	$142	$65	$43	$—	$—	$7	$358	$(58)	$(97)	$(48)	$(27)	$—	$—	$—	$(230)

Commercial Mortgage-backed Securities(3) :
	Fair Value								Net Unrealized Losses
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	2008	2009	2010	Total	2004 and Prior	2005	2006	2007	2008	2009	2010	Total
AAA	$1,942	$332	$331	$118	$—	$29	$—	$2,752	$115	$2	$(7)	$(1)	$—	$4	$—	$113
AA	45	46	109	61	—	—	—	261	(17)	(14)	(32)	(2)	—	—	—	(65)
A	49	26	78	107	—	—	—	260	(16)	(25)	(25)	(45)	—	—	—	(111)
BBB	52	17	39	47	—	—	—	155	(28)	(27)	(22)	(51)	—	—	—	(128)
BB	33	7	47	75	—	—	—	162	(18)	(15)	(20)	(48)	—	—	—	(101)
B	17	—	12	21	—	—	—	50	(6)	—	(11)	(35)	—	—	—	(52)
CCC and lower	15	6	60	5	—	—	—	86	2	(13)	(24)	(12)	—	—	—	(47)

Total	$2,153	$434	$676	$434	$—	$29	$—	$3,726	$32	$(92)	$(141)	$(194)	$—	$4	$—	$(391)

(1)	Based on current ratings.
(2)

The sub-prime securities are principally backed by first lien mortgages. The company does not have a significant exposure to second liens or option adjustable rate mortgages. The company does not have any material exposure to mezzanine CDOs. The company does not have any exposure to net interest margin deals, highly leveraged transactions or CDO-squared investments.

(3)

As of June 30, 2010, 37% of the commercial mortgage-backed securities related to loans with fixed interest rates and 63% related to loans with floating interest rates. The average original loan-to-value ratio for commercial mortgage-backed securities included in the fixed maturity securities portfolio was 62%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Commercial Mortgage Loans Summary

(amounts in millions)

	June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009		June 30, 2009
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$1,937	27%	$1,966	27%	$2,005	27%	$2,025	26%	$2,065	26%
South Atlantic	1,660	23	1,669	23	1,711	23	1,834	24	1,864	24
Middle Atlantic	974	13	987	13	1,005	13	1,016	13	1,040	13
East North Central	701	10	714	10	728	10	742	10	766	10
Mountain	624	8	640	9	650	9	658	9	684	9
West South Central	314	4	325	4	331	4	337	4	343	4
West North Central	378	5	385	5	389	5	396	5	400	5
East South Central	194	3	210	3	230	3	237	3	241	3
New England	491	7	486	6	492	6	493	6	495	6

Subtotal	7,273	100%	7,382	100%	7,541	100%	7,738	100%	7,898	100%

Allowance for losses	(70)		(52)		(48)		(41)		(33)
Unamortized fees and costs	5		6		6		7		7

Total	$7,208		$7,336		$7,499		$7,704		$7,872

Property Type
Office	$1,971	27%	$1,991	27%	$2,025	27%	$2,052	27%	$2,097	26%
Industrial	1,903	26	1,955	27	1,979	26	2,008	26	2,047	26
Retail	2,047	28	2,074	28	2,115	28	2,246	29	2,286	29
Apartments	812	11	819	11	832	11	847	11	855	11
Mixed use/other	540	8	543	7	590	8	585	7	613	8

Subtotal	7,273	100%	7,382	100%	7,541	100%	7,738	100%	7,898	100%

Allowance for losses	(70)		(52)		(48)		(41)		(33)
Unamortized fees and costs	5		6		6		7		7

Total	$7,208		$7,336		$7,499		$7,704		$7,872

Allowance for Losses on Commercial Mortgage Loans
Beginning balance	$52		$48		$41		$33		$29
Provisions	18		4		7		8		4
Releases	—		—		—		—		—

Ending balance	$70		$52		$48		$41		$33

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Commercial Mortgage Loans Summary

(amounts in millions)

	June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009		June 30, 2009
Loan Size	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Under $5 million	$2,998	41%	$3,069	41%	$3,146	42%	$3,170	41%	$3,265	41%
$5 million but less than $10 million	1,679	23	1,670	23	1,711	23	1,754	23	1,783	23
$10 million but less than $20 million	1,339	19	1,378	19	1,418	19	1,449	19	1,460	19
$20 million but less than $30 million	309	4	311	4	312	4	314	4	335	4
$30 million and over	952	13	954	13	955	12	1,046	13	1,047	13

Subtotal	7,277	100%	7,382	100%	7,542	100%	7,733	100%	7,890	100%

Net premium/discount	(4)		—		(1)		5		8

Total	$7,273		$7,382		$7,541		$7,738		$7,898

Commercial Mortgage Loan Information by Vintage

as of June 30, 2010

(loan amounts in millions)

Loan Year	Total Loan Balance	Delinquent Loan Balance	Number of Loans	Number of Delinquent Loans	Average Balance Per Loan	Average Balance Per Delinquent Loan	Average Loan-To-Value(1)
2004 and prior	$2,470	$18	989	8	$2	$2	49%
2005	1,564	—	319	—	$5	$—	64%
2006	1,497	11	288	2	$5	$6	72%
2007	1,435	14	199	4	$7	$4	81%
2008	288	9	59	2	$5	$4	80%
2009	—	—	—	—	$—	$—	—%
2010	23	—	4	—	$6	$—	52%

Total	$7,277	$52	1,858	16	$4	$3	65%

(1)	Represents loan-to-value as of June 30, 2010.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2010			2009
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$646	$626	$1,272	$621	$610	$604	$623	$2,458
Fixed maturity securities—non-taxable	16	16	32	22	27	28	30	107
Commercial mortgage loans	99	104	203	103	106	109	114	432
Restricted commercial mortgage loans related to securitization entities(1)	10	10	20	—	—	—	—	—
Equity securities	5	2	7	4	6	3	3	16
Other invested assets	29	32	61	20	24	26	8	78
Limited partnerships(2)	10	(34)	(24)	—	(20)	(33)	(107)	(160)
Restricted other invested assets related to securitization entities(1)	—	1	1	—	—	—	—	—
Policy loans	28	27	55	28	19	52	44	143
Cash, cash equivalents and short-term investments	4	5	9	9	9	14	17	49

Gross investment income before expenses and fees	847	789	1,636	807	781	803	732	3,123
Expenses and fees	(24)	(24)	(48)	(25)	(22)	(22)	(21)	(90)

Net investment income	$823	$765	$1,588	$782	$759	$781	$711	$3,033

Annualized Yields
Fixed maturity securities—taxable	5.0%	4.9%	5.0%	5.1%	5.2%	5.2%	5.4%	5.2%
Fixed maturity securities—non-taxable	4.3%	4.3%	4.3%	4.6%	4.6%	4.6%	4.6%	4.7%
Commercial mortgage loans	5.5%	5.8%	5.7%	5.4%	5.5%	5.5%	5.6%	5.5%
Restricted commercial mortgage loans related to securitization entities(1)	7.3%	7.3%	7.4%	—%	—%	—%	—%	—%
Equity securities	11.8%	6.6%	9.4%	9.5%	12.8%	3.6%	4.6%	7.0%
Other invested assets	17.3%	15.0%	17.9%	7.1%	7.7%	7.6%	1.8%	5.5%
Limited partnerships(2)	10.6%	-34.0%	-12.5%	-0.1%	-13.4%	-21.3%	-62.1%	-26.8%
Restricted other invested assets related to securitization entities(1)	0.3%	1.0%	0.6%	—%	—%	—%	—%	—%
Policy loans	7.7%	7.7%	7.6%	8.1%	4.4%	10.5%	9.6%	8.4%
Cash, cash equivalents and short-term investments	0.3%	0.4%	0.3%	0.5%	0.5%	0.7%	0.8%	0.6%

Gross investment income before expenses and fees	4.9%	4.6%	4.8%	4.7%	4.5%	4.7%	4.2%	4.5%
Expenses and fees	-0.1%	-0.2%	-0.2%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%

Net investment income	4.8%	4.4%	4.6%	4.6%	4.4%	4.6%	4.1%	4.4%

Yields for fixed maturity securities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other invested assets, are calculated net of the corresponding securities lending liability.

(1)	Represents investment income and yields related to restricted commercial mortgage loans and other invested assets required to be consolidated under a new accounting standard effective January 1, 2010.
(2)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail

(amounts in millions)

	2010			2009
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$4	$(6)	$(2)	$(7)	$(13)	$(9)	$(28)	$(57)
U.S. government, agencies and government-sponsored enterprises	—	(4)	(4)	11	—	—	—	11
Foreign corporate	16	2	18	8	10	(1)	(1)	16
Foreign government	—	(2)	(2)	2	1	1	2	6
Tax-exempt	(3)	4	1	20	26	—	1	47
Mortgage-backed securities	(5)	(3)	(8)	(3)	4	(2)	4	3
Asset-backed securities	—	(1)	(1)	—	(4)	(8)	—	(12)
Equity securities	1	—	1	2	1	1	—	4
Foreign exchange	(1)	—	(1)	(2)	3	—	—	1

Total net realized gains (losses) on available-for-sale securities	12	(10)	2	31	28	(18)	(22)	19

Impairments:
Sub-prime residential mortgage-backed securities:
AA	—	—	—	(2)	(1)	—	(11)	(14)
A	—	—	—	(1)	—	—	(1)	(2)
BBB	—	—	—	(1)	(2)	(3)	(3)	(9)
Below BBB	(1)	(16)	(17)	(25)	(25)	(23)	(33)	(106)
Alt-A residential mortgage-backed securities:
AA	—	—	—	—	—	(6)	(6)	(12)
A	—	—	—	—	—	(1)	(18)	(19)
BBB	—	—	—	—	—	—	(1)	(1)
Below BBB	(13)	(8)	(21)	(18)	(19)	(11)	(58)	(106)

Total sub-prime and Alt-A residential mortgage-backed securities	(14)	(24)	(38)	(47)	(47)	(44)	(131)	(269)

Prime residential mortgage-backed securities:
AA	—	—	—	—	—	—	(12)	(12)
A	—	—	—	—	—	(1)	(8)	(9)
BBB	—	—	—	—	—	—	(3)	(3)
Below BBB	(3)	(6)	(9)	(10)	(13)	(18)	(1)	(42)
Other mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	(9)	(10)	(19)	—	—	(2)	(9)	(11)
Commercial mortgage-backed securities (CMBS):
A	—	—	—	(1)	—	—	(9)	(10)
BBB	—	—	—	—	(2)	—	—	(2)
Below BBB	(1)	(1)	(2)	(1)	(1)	(6)	(10)	(18)
Corporate fixed maturity securities	—	(3)	(3)	(6)	(15)	(1)	(37)	(59)
Financial hybrid securities	—	(4)	(4)	(4)	(47)	(4)	(155)	(210)
Retained interest on securitized assets	—	—	—	—	—	(23)	—	(23)
Limited partnerships	(2)	(4)	(6)	—	—	—	—	—
Equity securities	—	—	—	—	—	—	(13)	(13)
Commercial mortgage loans	(3)	—	(3)	(5)	(2)	—	—	(7)

Total impairments	(32)	(52)	(84)	(74)	(127)	(99)	(388)	(688)

Net unrealized gains (losses) on trading securities	(2)	4	2	5	10	7	(8)	14
Derivative instruments	(25)	(5)	(30)	6	12	75	(79)	14
Bank loans	4	3	7	—	4	4	—	8
Limited partnerships	(2)	(1)	(3)	(26)	—	—	—	(26)
Commercial mortgage loans held-for-sale market valuation allowance	(13)	(3)	(16)	(5)	(6)	(3)	(4)	(18)
Net gains (losses) related to securitization entities(1)	(31)	7	(24)	—	—	—	—	—
Other	—	11	11	—	—	—	—	—

Net investment gains (losses), net of taxes	(89)	(46)	(135)	(63)	(79)	(34)	(501)	(677)
Adjustment for DAC and other intangible amortization and certain benefit reserves, net of taxes	13	5	18	10	18	(25)	18	21
Adjustment for net investment (gains) losses attributable to noncontrolling interests, net of taxes	—	(1)	(1)	(1)	(1)	—	—	(2)

Net investment gains (losses), net of taxes and other adjustments	$(76)	$(42)	$(118)	$(54)	$(62)	$(59)	$(483)	$(658)

(1)

Represents net investment gains (losses) related to restricted commercial mortgage loans and other invested assets required to be consolidated under a new accounting standard effective January 1, 2010.

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$279	$187	$(460)	$(821)	$(1,098)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,363	$12,149	$12,038	$12,013	$12,057
GAAP Basis ROE (1) divided by (2)	2.3%	1.5%	-3.8%	-6.8%	-9.1%

Operating ROE
Net operating income (loss) for the twelve months ended(1)	$407	$298	$198	$(103)	$36
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,363	$12,149	$12,038	$12,013	$12,057
Operating ROE (1) divided by (2)	3.3%	2.5%	1.6%	-0.9%	0.3%

Quarterly Average ROE	Three months ended
	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$42	$178	$40	$19	$(50)
Average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,572	$12,492	$12,417	$12,117	$11,683
Annualized GAAP Quarterly Basis ROE (3) divided by (4)	1.3%	5.7%	1.3%	0.6%	-1.7%

Operating ROE
Net operating income for the period ended(3)	$118	$114	$94	$81	$9
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,572	$12,492	$12,417	$12,117	$11,683
Annualized Operating Quarterly Basis ROE (3) divided by (4)	3.8%	3.7%	3.0%	2.7%	0.3%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys is capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 10 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income from page 8 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Reconciliation of Expense Ratio

(amounts in millions)

	2010			2009
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals(1)	$499	$475	$974	$503	$484	$456	$441	$1,884
Total revenues(2)	$2,410	$2,421	$4,831	$2,461	$2,391	$2,483	$1,734	$9,069

Expense ratio (1) divided by (2)	20.7%	19.6%	20.2%	20.4%	20.2%	18.4%	25.4%	20.8%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$499	$475	$974	$503	$484	$456	$441	$1,884
Less wealth management business	72	66	138	64	58	55	52	229
Less lifestyle protection insurance business	157	154	311	163	169	160	153	645

Adjusted acquisition and operating expenses, net of deferrals(3)	$270	$255	$525	$276	$257	$241	$236	$1,010

Total revenues	$2,410	$2,421	$4,831	$2,461	$2,391	$2,483	$1,734	$9,069
Less wealth management business	89	81	170	77	71	67	63	278
Less lifestyle protection insurance business	284	311	595	326	336	334	305	1,301
Less net investment gains (losses)	(141)	(72)	(213)	(96)	(118)	(53)	(756)	(1,023)

Adjusted total revenues(4)	$2,178	$2,101	$4,279	$2,154	$2,102	$2,135	$2,122	$8,513

Adjusted expense ratio (3) divided by (4)	12.4%	12.1%	12.3%	12.8%	12.2%	11.3%	11.1%	11.9%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s wealth management and lifestyle protection insurance businesses. The wealth management and lifestyle protection insurance businesses are excluded from this ratio as their expense bases are comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Reconciliation of Core Premiums

(amounts in millions)

	2010			2009
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Reported premiums	$1,470	$1,470	$2,940	$1,523	$1,492	$1,502	$1,502	$6,019
Less retirement income—spread-based premiums	32	36	68	39	30	38	47	154
Less impact of changes in foreign exchange rates	25	68	93	73	(42)	(92)	(120)	(181)

Core premiums	$1,413	$1,366	$2,779	$1,411	$1,504	$1,556	$1,575	$6,046

Reported premium percentage change from prior year	-2.1%	-2.1%	-2.1%	-5.8%	-14.0%	-12.1%	-12.5%	-11.2%
Core premium percentage change from prior year	-9.2%	-13.3%	-11.2%	-12.6%	-2.2%	1.2%	6.1%	-2.1%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums from the retirement income—spread-based business and the impact of changes in foreign exchange rates. The retirement income—spread-based premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. The impact of changes in foreign exchange rates are excluded in this measure to present periods on a comparable exchange rate. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Reconciliation of Core Yield

		2010			2009
	(Assets—amounts in billions)	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$71.8	$69.3	$71.8	$68.5	$69.1	$65.2	$64.5	$68.5
	Subtract:
	Securities lending	0.7	0.6	0.7	0.9	0.9	1.0	1.1	0.9
	Unrealized gains (losses)	1.7	(0.9)	1.7	(1.3)	(2.0)	(4.4)	(7.0)	(1.3)
	Derivative counterparty collateral	1.1	0.6	1.1	0.6	0.9	0.8	1.2	0.6

	Adjusted end of period invested assets	$68.3	$69.0	$68.3	$68.3	$69.3	$67.8	$69.2	$68.3

(A)	Average Invested Assets Used in Reported Yield Calculation	$68.7	$68.9	$68.6	$68.8	$68.6	$68.5	$70.2	$69.1
	Subtract:
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	0.5	0.6	0.5	—	—	—	—	—

(B)	Average Invested Assets Used in Core Yield Calculation	68.2	68.3	68.1	68.8	68.6	68.5	70.2	69.1
	Subtract:
	Portfolios supporting floating products and non-recourse funding obligations(2)	9.3	9.3	9.3	9.7	10.2	10.7	11.6	10.6

(C)	Average Invested Assets Used in Core Yield (excl. Floating and Non-Recourse Funding) Calculation	$58.9	$59.0	$58.8	$59.1	$58.4	$57.8	$58.6	$58.5

	(Income—amounts in millions)

(D)	Reported—Net Investment Income	$823	$765	$1,588	$782	$759	$781	$711	$3,033
	Subtract:
	Bond calls and commercial mortgage loan prepayments	—	7	7	3	8	4	11	26
	Reinsurance(3)	21	29	50	15	22	26	8	71
	Other non-core items(4)	7	—	7	14	(5)	1	4	14
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	7	8	15	—	—	—	—	—

(E)	Core Net Investment Income	788	721	1,509	750	734	750	688	2,922
	Subtract:
	Investment income from portfolios supporting floating products and non-recourse funding obligations(2)	28	2	30	16	22	29	23	90

(F)	Core Net Investment Income (excl. Floating and Non-Recourse Funding)	$760	$719	$1,479	$734	$712	$721	$665	$2,832

(D) /(A)	Reported Yield	4.79%	4.44%	4.63%	4.55%	4.43%	4.56%	4.05%	4.39%
(E) /(B)	Core Yield	4.62%	4.22%	4.43%	4.36%	4.28%	4.38%	3.92%	4.23%
(F) /(C)	Core Yield (excl. Floating and Non-Recourse Funding)	5.16%	4.87%	5.03%	4.97%	4.88%	4.99%	4.54%	4.84%

Notes:	Columns may not add due to rounding.
Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for those items that are not recurring in nature. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)

Represents the incremental assets and investment income related to restricted commercial mortgage loans and other invested assets required to be consolidated under a new accounting standard effective January 1, 2010.

(2)	Floating products refer to institutional products and the non-recourse funding obligations support certain term and universal life insurance reserves in the company’s life insurance business.
(3)

Represents imputed investment income related to a reinsurance agreement in the lifestyle protection insurance business. Includes a $17 million reclassification adjustment in the second quarter of 2009 to interest expense related to the reinsurance arrangements accounted for under the deposit method as these arrangements were in a loss position.

(4)	Includes mark-to-mark adjustment on assets supporting executive deferred compensation and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Industry Ratings

The company’s principal life insurance subsidiaries are rated by Standard & Poor’s Financial Services LLC (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), A.M. Best Company, Inc. (“A.M. Best”) and Fitch Ratings (“Fitch”) as follows:

Company	S&P	Moody’s	A.M. Best	Fitch
Genworth Life Insurance Company	A	A2	A	A-
Genworth Life Insurance Company (short-term rating)	A-1	P-1	Not rated	Not rated
Genworth Life and Annuity Insurance Company	A	A2	A	A-
Genworth Life and Annuity Insurance Company (short-term rating)	A -1	P-1	Not rated	Not rated
Genworth Life Insurance Company of New York	A	A2	A	A-
Continental Life Insurance Company of Brentwood, Tennessee	Not rated	Not rated	A-	A-
American Continental Insurance Company	Not rated	Not rated	A-	Not rated

The company’s principal mortgage insurance subsidiaries are rated by S&P and Moody’s as follows:

Company	S&P	Moody’s
Genworth Mortgage Insurance Corporation	BBB-	Baa2
Genworth Financial Mortgage Insurance Pty. Limited (Australia)	AA-	A1
Genworth Financial Mortgage Insurance Limited (Europe)	BBB	Baa3
Genworth Residential Mortgage Insurance Corporation of NC	BBB-	Baa2
Genworth Financial Mortgage Insurance Company Canada(1)	AA-	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.	mxAA	Aa3.mx

The company’s principal lifestyle protection insurance subsidiaries are rated by S&P as follows:

Company	S&P
Financial Assurance Company Limited	A-
Financial Insurance Company Limited	A-

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (“DBRS”).

The S&P, Moody’s, A.M. Best and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Industry Ratings (continued)

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. An insurer rated “A” (Strong) has strong financial security characteristics and an insurer rated “BBB” (Good) has good financial security characteristics. The “AA,” “A” and “BBB” ranges are the second-, third- and fourth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA-,” “A,” “A-,” “BBB” and “BBB-” ratings are the fourth-, sixth-, seventh-, ninth- and tenth-highest of S&P’s 21 ratings categories. The short-term “A-1” rating is the highest rating and shows the capacity to meet financial commitments is strong. An obligor rated “mxAA” has a very strong capacity to meet its financial commitments relative to that of other Mexican obligors. The “mxAA” rating is the second-highest enterprise credit rating assigned on S&P’s CaVal national scale.

Moody’s states that insurance companies rated “A” (Good) offer good financial security and those rated “Baa” (Adequate) offer adequate financial security. The “A” (Good) and “Baa” (Adequate) ranges are the third- and fourth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the groups, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A1,” “A2,” “Baa2” and “Baa3” ratings are the fifth-, sixth-, ninth-and tenth-highest, respectively, of Moody’s 21 ratings categories. Short-term rating “P-1” is the highest rating and shows superior ability for repayment of short-term debt obligations. Issuers or issues rated “Aa.mx” demonstrate very strong creditworthiness relative to other issuers in Mexico.

A.M. Best states that its “A” (Excellent) and “A-” (Excellent) ratings are assigned to companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A” (Excellent) and “A-” (Excellent) ratings are the third- and fourth-highest of fifteen ratings assigned by A.M. Best, which range from “A++” to “F.”

Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of eight financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “A-” rating is the seventh-highest of Fitch’s 21 ratings categories.

DBRS states that long-term obligations rated “AA” are of superior credit quality. Given the restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

S&P, Moody’s, A.M. Best, Fitch and DBRS review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading financial security company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of more than 15 million customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Alicia Charity, 804-662-2248

Alicia.Charity@genworth.com